JPMORGAN TRUST I

JPMorgan Research Market Neutral Fund

(the “Acquiring Fund”)

JPMorgan Market Neutral Fund

(the “Acquired Fund”)

270 Park Avenue

New York, New York 10017

Dear Shareholder:

I am writing to inform you of an important matter concerning your investment in the JPMorgan Market Neutral Fund (“Your Fund” or the “Acquired Fund”). At a meeting held on February 19, 2015, the Board of Trustees (the “Board”) of Your Fund approved a reorganization pursuant to which Your Fund will combine with another fund – the JPMorgan Research Market Neutral Fund (the “Acquiring Fund”). The Board of Your Fund has considered and approved the Reorganization and concurred that the Reorganization is in the best interest of Your Fund and its shareholders.

Effective June 19, 2015 (the “Closing Date”), you will have an interest in the Acquiring Fund equal in dollar value to your interest in Your Fund on the date the Reorganization occurs. No sales charges or redemption fees will be imposed in the Reorganization. The Reorganization is intended to be a tax-free reorganization for federal income tax purposes.

No action on your part is required regarding the Reorganization. You will automatically receive shares of the Acquiring Fund in exchange for your shares of the Acquired Fund as of the Closing Date. THE BOARD IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

A Prospectus/Information Statement that describes the Reorganization is enclosed. If you have any questions, please call 1-800-480-4111.

Sincerely,

Robert L. Young

President and Principal Executive Officer

JPMorgan Market Neutral Fund

May 6, 2015

PROSPECTUS/INFORMATION STATEMENT

May 6, 2015

PROSPECTUS FOR:

JPMORGAN TRUST I

JPMorgan Research Market Neutral Fund

(the “Acquiring Fund”)

INFORMATION STATEMENT FOR:

JPMORGAN TRUST I

JPMorgan Market Neutral Fund

(the “Acquired Fund”)

270 Park Avenue

New York, New York 10017

This combined Prospectus/Information Statement is being furnished on or about May 14, 2015 to shareholders of JPMorgan Market Neutral Fund (formerly Highbridge Statistical Market Neutral Fund) in connection with an Agreement and Plan of Reorganization (the “Reorganization Agreement”), providing for the transfer of all of the assets of the Acquired Fund attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund followed immediately by the distribution by the Acquired Fund to its shareholders of the portion of shares of the Acquiring Fund to which each shareholder is entitled in complete liquidation of the Acquired Fund (the “Reorganization”). Under the Reorganization Agreement, each shareholder of the Acquired Fund will be entitled to receive shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund held by that shareholder as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. New York time, on the closing day of the Reorganization. At a meeting held on February 19, 2015, the Board of Trustees (the “Board”) of JPMorgan Trust I (the “Trust”) approved the Reorganization Agreement.

Because shareholders of the Acquired Fund will receive shares of the Acquiring Fund in the Reorganization, this Information Statement also serves as a Prospectus for the Acquiring Fund.

The Board has determined that participation in the Reorganization is in the best interests of each Fund and that the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization. No action on your part is required regarding the Reorganization. Shareholders of the Acquired Fund are not being asked to vote on or approve the Reorganization Agreement. THE BOARD IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

Effects on share classes of the Reorganization. Each holder of a class of shares of the Acquired Fund will receive, immediately following the transfer, on a tax-free basis for federal income tax purposes, a number of full and fractional shares of the same class of shares of the Acquiring Fund that they held in the Acquiring Fund immediately prior to the Reorganization. The aggregate net asset value of the shares of the Acquiring Fund received by the Acquired Fund shareholders will be equal in value to the aggregate net asset value of the shares of the Acquired Fund held by the Acquired Fund shareholders immediately before the transfer. The following table lists the Funds and the corresponding share classes involved in the Reorganization.

i

Acquired Fund	g	Acquiring Fund
JPMorgan Market Neutral Fund	g	JPMorgan Research Market Neutral Fund
Class A	g	Class A
Class C	g	Class C
Select Class	g	Select Class

The Reorganization is being structured as a federal income tax-free reorganization. See “INFORMATION ABOUT THE REORGANIZATION — Federal Income Tax Consequences” in this Prospectus/Information Statement. Shareholders should consult their tax advisors to determine the actual impact of the Reorganization in light of their individual tax circumstances.

The Acquired Fund and Acquiring Fund are series of the same open-end management investment company, JPMorgan Trust I. The Acquired Fund and the Acquiring Fund have identical investment objectives and substantially identical investment strategies. Both Funds are managed in a substantially identical manner by the same portfolio management team. There are some differences, however, and these are described under “COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS” in this Prospectus/Information Statement. The Acquired Fund and the Acquiring Fund are sometimes referred to herein as the “Funds.”

This Prospectus/Information Statement, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. The Statement of Additional Information (“SAI”) for the Acquiring Fund, dated March 1, 2015, as supplemented through the date of this registration statement, and the SAI relating to this Prospectus/Information Statement and the Reorganization, dated May 6, 2015, are incorporated herein by reference, which means they are considered legally a part of this Prospectus/Information Statement. You may receive a copy of the SAIs without charge by contacting the J.P. Morgan Funds at (800) 480-4111, or by writing to the J.P. Morgan Funds at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528. The SAI for the Acquiring Fund, but not the SAI relating to this Prospectus/ Information Statement and the Reorganization, may also be obtained by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

For more information regarding the Acquired Fund, see its prospectuses and SAI, dated March 1, 2015, as supplemented through the date of this registration statement, which have been filed with the Securities and Exchange Commission (“SEC”) and which are incorporated herein by reference. The October 31, 2014 annual report for the Acquired Fund highlights certain important information, such as investment results and financial information, and it has been filed with the SEC and is incorporated herein by reference. You may receive a copy of the prospectuses, SAIs, annual reports and semi-annual reports of the Acquired Fund without charge by calling (800) 480-4111, by writing J.P. Morgan Funds Services, PO Box 8528, Boston, MA 02266-8528, or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

In addition, you can copy and review any of the above-referenced documents at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each of the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street N.E., Washington, D.C. 20549.

Accompanying this Prospectus/Information Statement as Appendix A is a copy of the form of Reorganization Agreement pertaining to the Reorganization.

AN INVESTMENT IN THE ACQUIRED FUND AND THE ACQUIRING FUND IS NOT A DEPOSIT OF JPMORGAN CHASE & CO. OR ANY OF ITS AFFILIATES OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL YOUR SHARES WHEN THE ACQUIRED FUND’S OR ACQUIRING FUND’S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THE FUNDS AS AN INVESTMENT OR DETERMINED WHETHER THIS PROSPECTUS/INFORMATION STATEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

QUESTIONS AND ANSWERS

Q. How will the Reorganization affect me?

A. Under the terms of the Reorganization Agreement, the assets of the Acquired Fund, subject to its liabilities, will be combined with those of the Acquiring Fund and you will become a shareholder of the Acquiring Fund. Upon the Reorganization, you will receive shares of the Acquiring Fund that are equal in aggregate net asset value to the shares of the Acquired Fund that you hold immediately prior to the closing of the Reorganization. You will receive the same class of shares in the Acquiring Fund that you hold in the Acquired Fund immediately prior to the closing of the Reorganization.

Q. Why is the Reorganization being conducted?

A. The Acquired and Acquiring Funds have the same investment objectives, investment strategies and portfolio management team,. The Reorganization will consolidate these Funds and eliminate the overlapping product offerings.

The Reorganization is expected to benefit shareholders by potentially creating operational and administrative efficiencies. See below for a discussion regarding the impact of the Reorganization on the fees that you will pay.

In addition, if the Funds are not combined and the Acquired Fund continues to have outflows as described below, then a liquidation of the Fund may be considered in the future. In the event of a liquidation of the Acquired Fund, Acquired Fund shareholders would lose the use of the capital loss carry forwards (“CLCFs”) that have accumulated over time. The Reorganization would allow the Acquired Fund shareholders, as shareholders of the Acquiring Fund, to retain some of those tax benefits.

Q. How will the Reorganization affect the fees to be paid by the Acquiring Fund, and how do they compare with the fees payable by the Acquired Fund?

A. The investment advisory fee is the same for both Funds. The Acquired Fund’s current gross expense ratio for Class A, Class C and Select Class Shares is 4.66%, 5.02% and 4.21%, respectively, as of October 31, 2014. It is estimated that post-Reorganization the Acquiring Fund’s gross expense ratio for Class A, Class C and Select Class Shares will be 4.41%, 4.85% and 4.02%, respectively which are higher than pre-Reorganization.

Post-Reorganization, the total annual fund operating expenses, after fee waivers and expense reimbursements, for each class of the Acquiring Fund involved in the Reorganization is expected to be equal to the total annual fund operating expenses, after fee waivers and expense reimbursements, for the corresponding class of the Acquired Fund prior to the Reorganization. J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”), JPMorgan Funds Management, Inc. (“JPMFM” or the “Administrator”) and JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”) have contractually agreed to waive fees and/or reimburse the expenses, as needed, in order to maintain the total annual fund operating expenses after fee waivers and expense reimbursements (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) of Class A, Class C and Select Class Shares of the Acquiring Fund at the level in effect immediately prior to the Reorganization of the corresponding class of the Acquired Fund until June 19, 2016. There is no guarantee such waivers/reimbursements will be continued after June 19, 2016. The expenses of the Acquiring Fund’s classes may be higher than disclosed if the expense limitation expires on June 20, 2016.

Pro forma expense information is included for your reference in this Prospectus/Information Statement.

Q. Will I have to pay any sales load, commission, redemption fee, or other transactional fee in connection with the Reorganization?

A. No. The full value of shares of the Acquired Fund will be exchanged for shares of the Acquiring Fund without any sales load, commission, redemption fee, or other transactional fee being imposed. JPMIM, JPMFM and/or JPMDS will waive their fees and/or reimburse expenses of the Funds, as needed, in an amount sufficient to offset costs incurred by each Fund relating to the Reorganization, including any costs associated with the printing and mailing of this Prospectus/Information Statement to current shareholders, and related legal and audit fees incurred by the Funds, but excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the Reorganization, which will be borne by the Funds. It is not anticipated that there will be repositioning of more than 5% of either the Acquired Fund’s or the Acquiring Fund’s portfolios as a result of the Reorganization.

Q. Will I have to pay any federal income taxes as a result of the Reorganization?

A. The Reorganization transaction is intended to qualify as a tax-free reorganization for federal income tax purposes. Assuming the Reorganization qualifies for such treatment, shareholders will not recognize a taxable gain or loss for federal income tax purposes as a result of the Reorganization. As a condition to the closing of the Reorganization, the Acquired Fund and Acquiring Fund will receive an opinion of legal counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Such opinion will be subject to receipt of and based on certain representations from the Acquired Fund and the Acquiring Fund. Opinions of legal counsel are not binding on the Internal Revenue Service (“IRS”) or the courts. You should separately consider any state, local and other tax consequences in consultation with your tax advisor.

Q. Why are shareholders not being asked to vote on the Reorganization?

A. The Trust’s Declaration of Trust and applicable state law do not require shareholder approval for fund mergers like the Reorganization. Likewise, Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”), does not require shareholder approval for reorganizations involving affiliated funds like the Acquired Fund and the Acquiring Fund, so long as certain criteria are met. Because applicable legal requirements do not require shareholder approval under these circumstances, the Board has determined that the Reorganization is in the best interests of each Fund and its shareholders, and seeking shareholder approval under these circumstances would result in material expenses to the Acquired Fund without a benefit justifying those expenses, and shareholders are not being asked to vote on the Reorganization.

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Information Statement and the Reorganization Agreement, the form of which is attached to this Prospectus/Information Statement as Appendix A.

Reorganization

After considering the Reorganization, the Board approved the Reorganization Agreement on February 19, 2015.

The Reorganization Agreement provides for the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund followed immediately by the distribution by the Acquired Fund to its shareholders of the portion of shares of the Acquiring Fund to which each shareholder is entitled in complete liquidation of the Acquired Fund.

Effects on share classes of the Reorganization. Each holder of a class of shares of the Acquired Fund will receive, following the transfer, on a tax-free basis for federal income tax purposes, a number of full and fractional shares of the same class of shares of the Acquiring Fund that they held in the Acquired Fund immediately prior to the Reorganization. The aggregate net asset value of the shares of the Acquiring Fund received by the Acquired Fund shareholders will be equal in value to the aggregate net asset value of the shares of the Acquired Fund held by the Acquired Fund shareholders immediately before the transfer.

The Reorganization is scheduled to be effective after the close of business on June 19, 2015, or on another date as the parties may agree (“Closing Date”). As a result of the Reorganization, each shareholder of the Acquired Fund will become the owner of the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares as of the close of business on the Closing Date.

See “INFORMATION ABOUT THE REORGANIZATION” below. For more information about the characteristics of the classes of shares offered by the Funds see “SUMMARY — Comparison of Sales Load, Distribution and Shareholder Servicing Arrangements” below, as well as “HOW TO DO BUSINESS WITH THE ACQUIRING FUND AND SHAREHOLDER INFORMATION” in Appendix B.

For the reasons set forth below under “INFORMATION ABOUT THE REORGANIZATION — Reasons for the Reorganization and Board Considerations,” the Board, including all of the Trustees not deemed to be “interested persons” pursuant to Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), has concluded that the Reorganization is in the best interests of the shareholders of the Acquired Fund, and that the interests of shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

Prior to the closing of the Reorganization, the Acquired Fund will declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to the Acquired Fund’s shareholders all of its investment company taxable income and net realized capital gains, if any, through the Reorganization date. These distributions will be taxable to the Acquired Fund’s shareholders.

As a condition to the closing of the Reorganization, the Acquired Fund and Acquiring Fund will have received from Dechert LLP an opinion of legal counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, no gain or loss will be recognized by the Acquired Fund or the shareholders of the Acquired Fund as a result of the Reorganization, and the aggregate tax basis of the Acquiring Fund shares received by each Acquired Fund shareholder will be the same as the aggregate tax basis of the shares of the Acquired Fund exchanged therefore. For more information about the federal income tax consequences of the Reorganization see “INFORMATION ABOUT THE REORGANIZATION — Federal Income Tax Consequences” below.

Effect of the Reorganization of the Acquired Fund

Shareholders of the Acquired Fund who remain in the Fund on the closing date will become shareholders of a class of the Acquiring Fund on or about June 19, 2015, immediately after the closing of the Reorganization. Please note that both Funds are series of JPMorgan Trust I, a Delaware statutory trust. Therefore, shareholders of the Acquired Fund will experience no change with respect to quorum requirements, powers of Trustees, and shareholder liability, among other organizational and governance matters.

Comparison of Investment Objectives and Main Investment Strategies

This section will help you compare the investment objectives and main investment strategies of the Acquired Fund and the Acquiring Fund.

Please be aware that this is only a brief discussion. For more information about the Funds’ investment objectives, investment strategies and principal risks, please see “COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS,” beginning on page 9. More information about the Acquiring Fund’s investment strategies and risks can also be found in “ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND’S INVESTMENT STRATEGIES AND RISKS” beginning on page 15.

The investment objectives of the Funds are identical, which is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The investment objective of each Fund is non-fundamental, which means it can be changed by the Board without the vote of shareholders.

The investment strategies and investment process for the two Funds are the same.

Comparison of Fees and Expenses

Although operating expenses vary between the Funds and distribution and shareholder service fees differ among share classes, JPMIM, JPMFM and JPMDS have contractually agreed to waive their fees and/or reimburse the expenses of the Acquiring Fund, as needed, in order to maintain the total annual fund operating expenses after fee waivers and expense reimbursements (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) of each class of shares of the Acquiring Fund at the level in effect immediately prior to the Reorganization of the corresponding class of the Acquired Fund. These contractual fee waivers and/or reimbursements will stay in effect until June 19, 2016. There is no guarantee that such waivers and/or reimbursements will be continued after June 19, 2016. The expenses of the Acquiring Fund’s classes may be higher than disclosed if the expense limitation expires on June 20, 2016.

The investment advisory fee for the Acquiring Fund of 125 basis points is the same as the investment advisory fee for the Acquired Fund.

The Annual Fund Operating Expenses tables and Example tables shown below (i) compare the current fees and expenses of each Fund, as of October 31, 2014 and (ii) show the estimated fees and expenses for each class of shares of the combined fund, on a pro forma basis, as if the Reorganization occurred on November 1, 2014.

Class A

SHAREHOLDER FEES (Fees paid directly from your investment)	JPMorgan Market Neutral Fund	JPMorgan Research Market Neutral Fund	JPMorgan Research Market Neutral Fund (Pro Forma Combined)
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	5.25%	5.25%	5.25%
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE (under $1 million)	NONE (under $1 million)	NONE (under $1 million)
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)	JPMorgan Market Neutral Fund	JPMorgan Research Market Neutral Fund	JPMorgan Research Market Neutral Fund (Pro Forma Combined)
Management Fees	1.25%	1.25%	1.25%
Distribution (Rule 12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	3.14%	2.83%	2.89%
Dividend Expenses on Short Sales	2.30%	2.33%	2.33%
Shareholder Service Fees	0.25%	0.25%	0.25%
Remainder of Other Expenses	0.59%[1]	0.25%[1]	0.31%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	4.66%	4.35%	4.41%
Fee Waivers and Expense Reimbursements	(0.84)%[2]	(0.50)%[2]	(0.56)%[3]
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	3.82%[2]	3.85%[2]	3.85%[3]

Class C

SHAREHOLDER FEES (Fees paid directly from your investment)	JPMorgan Market Neutral Fund	JPMorgan Research Market Neutral Fund	JPMorgan Research Market Neutral Fund (Pro Forma Combined)
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	1.00%	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)	JPMorgan Market Neutral Fund	JPMorgan Research Market Neutral Fund	JPMorgan Research Market Neutral Fund (Pro Forma Combined)
Management Fees	1.25%	1.25%	1.25%
Distribution (Rule 12b-1) Fees	0.75%	0.75%	0.75%
Other Expenses	3.00%	2.82%	2.83%
Dividend Expenses on Short Sales	2.30%	2.33%	2.33%
Shareholder Service Fees	0.25%	0.25%	0.25%
Remainder of Other Expenses	0.45%[1]	0.24%[1]	0.25%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	5.02%	4.84%	4.85%
Fee Waivers and Expense Reimbursements	(0.70)%[2]	(0.49)%[2]	(0.50)%[3]
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	4.32%[2]	4.35%[2]	4.35%[3]

Select Class

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)	JPMorgan Market Neutral Fund	JPMorgan Research Market Neutral Fund	JPMorgan Research Market Neutral Fund (Pro Forma Combined)
Management Fees	1.25%	1.25%	1.25%
Distribution (Rule 12b-1) Fees	NONE	NONE	NONE
Other Expenses	2.94%	2.72%	2.75%
Dividend Expenses on Short Sales	2.30%	2.33%	2.33%
Shareholder Service Fees	0.25%	0.25%	0.25%
Remainder of Other Expenses	0.39%[1]	0.14%[1]	0.17%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	4.21%	3.99%	4.02%[3]
Fee Waivers and Expense Reimbursements	(0.64)%[2]	(0.39)%[2]	(0.42)%
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	3.57%[2]	3.60%[2]	3.60%[3]
[1]

“Remainder of Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect a reallocation of sub-transfer agency expenses among the classes as if they had been in effect during the most recent fiscal year.

[2]

JPMIM, JPMFM and JPMDS (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, Dividend Expenses onShort Sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.50%, 2.00% and 1.25%, respectively, of their average daily net assets. This contract cannot be terminated prior to 6/19/16 at which time the Service Providers will determine whether or not to renew or revise it.

[3]

The Service Providers have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed 1.50%, 2.00% and 1.25%, respectively, of their average daily net assets. This contract cannot be terminated prior to 6/19/16 at which time the Service Providers will determine whether or not to renew or revise it. In addition, as described in this Prospectus/Information Statement, JPMIM, JPMFM and JPMDS have contractually agreed to waive fees and/or reimburse expenses to prevent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) for each class of shares of the Acquiring Fund post-Reorganization from exceeding the expense level of the corresponding Acquired Fund class of shares in effect prior to the Reorganization.

Example

This Example is intended to help you compare the cost of investing in the Acquired Fund, the Acquiring Fund and the combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Funds for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through February 29, 2016 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

If You Sell Your Shares, Your Costs Would Be:

	JPMorgan Market Neutral Fund				JPMorgan Research Market Neutral Fund				JPMorgan Research Market Neutral Fund (Pro Forma Combined)

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A ($)	889	1,786	2,688	4,972	892	1,731	2,581	4,756	892	1,742	2,603	4,798
Class C ($)	533	1,444	2,454	4,978	536	1,412	2,391	4,852	536	1,414	2,395	4,860
Select Class ($)	360	1,220	2,095	4,342	363	1,180	2,014	4,174	363	1,186	2,025	4,197

If You Do Not Sell Your Shares, Your Costs Would Be:

	JPMorgan Market Neutral Fund				JPMorgan Research Market Neutral Fund				JPMorgan Research Market Neutral Fund (Pro Forma Combined)
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A ($)	889	1,786	2,688	4,972	892	1,731	2,581	4,756	892	1,742	2,603	4,798
Class C ($)	433	1,444	2,454	4,978	436	1,412	2,391	4,852	436	1,414	2,395	4,860
Select Class ($)	360	1,220	2,095	4,342	363	1,180	2,014	4,174	363	1,186	2,025	4,197

Comparison of Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect each Fund’s performance. During each Fund’s most recent fiscal year, the Acquired Fund’s portfolio turnover rate (including short sales) was 781% of the average value of its portfolio and the Acquiring Fund’s portfolio turnover rate (including short sales) was 192% of the average value of its portfolio The Acquired Fund’s higher portfolio turnover was due to a change in the Fund’s investment strategy when its portfolio management team changed in December 2013 to match that of the Acquiring Fund.

Comparison of Sales Load, Distribution and Shareholder Servicing Arrangements

The distribution and shareholder servicing arrangements for each class of the Acquired Fund are identical to those of the corresponding class of the Acquiring Fund that will be received in the Reorganization. There will be no sales loads imposed with respect to the shareholders of the Acquired Fund receiving shares of the Acquiring Fund in connection with the Reorganization. For more information about the Acquiring Fund, please see “How to Do Business with the Acquiring Fund and Shareholder Information” in Appendix B to this Prospectus/Information Statement.

Comparison of Purchase, Redemption and Exchange Policies and Procedures

The procedures for making purchases, redemptions and exchanges of the Acquired Fund are identical to those of the Acquiring Fund. Please see “How to Do Business with the Acquiring Fund and Shareholder Information” in Appendix B to this Prospectus/Information Statement.

Purchase and Sale of Fund Shares

The following is a summary of certain information relating to the purchase and sale of Fund shares.

Purchase Minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50

For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Please see “HOW TO DO BUSINESS WITH THE ACQUIRING FUND AND SHAREHOLDER INFORMATION” in Appendix B to this Prospectus/Information Statement for more information.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion comparing the investment objectives, strategies and principal risks of the Acquired Fund and the Acquiring Fund is based upon and qualified in its entirety by the respective investment objectives, strategies and principal risks sections of the prospectuses of the Acquired Fund and Acquiring Fund, dated March 1, 2015, as supplemented through the date of this registration statement. Information about additional strategies and risks that apply to the Acquiring Fund is also found below.

	Acquired Fund	Acquiring Fund
Investment Objective	The Fund seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.	The Fund seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Main Investment Strategy

The Fund takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000 and/or Standard & Poor’s 500 (S&P 500) Indexes, in an effort to insulate the Fund’s performance from the effects of general stock market movements.

As of June 27, 2014, the companies in the Russell 1000 Index included companies with market capitalizations ranging from $1.6 billion to $545 billion. As of December 31, 2014, the companies in the S&P 500 Index included companies with market capitalizations of $2 billion to $650 billion.

In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets that the short positions will decline faster than the long positions. The Fund expects that this difference in rates of appreciation, along with

The Fund takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000 and/or Standard & Poor’s 500 (S&P 500) Indexes, in an effort to insulate the Fund’s performance from the effects of general stock market movements.

As of the last reconstitution of the Russell 1000 Index on June 27, 2014, the companies in the index included companies with market capitalizations ranging from $1.6 billion to $545 billion. As of the last reconstitution of the S&P 500 Index on December 31, 2014, the companies in the index included companies with market capitalizations of $2 billion to $650 billion.

In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets that the short

Acquired Fund	Acquiring Fund

any returns on cash generated by short sales, will generate a positive return; the Fund pursues returns exceeding those of 90-day U.S. Treasury Bills.

The Fund purchases securities that it believes are undervalued and sells short securities that it believes are overvalued.

While the Fund will generally not be, on an aggregate basis, significantly weighted towards long or short positions at any time, it may be exposed to net long or short positions in one or more individual market sectors.

In attempting to neutralize market and sector risks, the Fund emphasizes stock selection as the primary means of generating returns.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to more effectively gain targeted equity exposure from its cash positions.

positions will decline faster than the long positions. The Fund expects that this difference in rates of appreciation, along with any returns on cash generated by short sales, will generate a positive return; the Fund pursues returns exceeding those of 90-day U.S. Treasury Bills.

The Fund purchases securities that it believes are undervalued and sells short securities that it believes are overvalued. The long and short positions are matched on a variety of risk characteristics in order to limit exposure to macroeconomic factors. In each sector in which the Fund invests, it balances the dollars invested in long and short positions to remain sector neutral. In attempting to neutralize market and sector risks, the Fund emphasizes stock selection as the primary means of generating returns.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process for Both Funds

In managing each Fund, the portfolio management team employs a three-step process that combines research, valuation and stock selection. The research findings allow the adviser to rank the companies according to what it believes to be their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings. The Funds buy and sell securities using the research and valuation rankings as a basis. In general, the team selects securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	impact on the overall risk of the portfolio relative to the benchmark

•	temporary mispricings caused by market overreactions

Portfolio Managers

The Funds have the same portfolio managers. The portfolio management team is led by Raffaele Zingone, Managing Director of JPMIM and a CFA charterholder, and Steven G. Lee, Managing Director of JPMIM. Mr. Zingone has been a portfolio manager in the U.S. Equity Group since 2000 and has been a JPMIM employee since 1991. Mr. Lee has been a portfolio manager since 2013 and prior to that time he was a research analyst in the U.S. Equity Research Group. Mr.  Lee has been an employee of JPMIM since 2004.

Principal Risks of Investing in the Funds

Principal Risks	Acquired Fund	Acquiring Fund
	¡ Strategy Risk ¡ Equity Market Risk ¡ General Market Risk ¡ Short Selling Risk ¡ High Portfolio Turnover Risk ¡ Redemption Risk	¡ Strategy Risk ¡ Equity Market Risk ¡ General Market Risk ¡ Short Selling Risk ¡ High Portfolio Turnover Risk ¡ Derivatives Risk ¡ Redemption Risk

Below is a description of the principal risks identified in the “Principal Risks” section above.

Strategy Risk. The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met. There is no guarantee that the use of long and short positions will succeed in limiting a Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for a Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of a Fund’s securities goes down, the value of your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Short Selling Risk. A Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to a Fund may be reduced or eliminated or the short sale may result in a loss. A Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause a Fund to be more volatile.

The Acquired Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Acquired Fund may not always be able to borrow a security it wants to sell short. The Acquired Fund also may be unable to close out an established short position at an acceptable price, and may have to sell related long positions at disadvantageous times. The Acquired Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Securities and Exchange Commission (SEC) may impose prohibitions, restrictions or other regulatory requirements on short sales, which could inhibit the ability of the adviser to sell securities short on behalf of the Fund.

High Portfolio Turnover Risk. The Funds will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices for the securities held long (or appreciating prices of securities held short).

Investment Policies

In addition to the investment objectives and strategies described above, each Fund has adopted certain fundamental and non-fundamental investment policies. Fundamental investment policies may be changed only by a vote of a Fund’s shareholders, while non-fundamental policies may be changed without a shareholder vote by a vote of a Fund’s Board. The fundamental investment policies of the Acquired Fund are identical to those of the Acquiring Fund.

Fundamental Investment Policies

The Acquired Fund:	The Acquiring Fund:

Diversification
May not make any investment inconsistent with the Fund’s classification as a diversified investment company under the 1940 Act.	May not make any investment inconsistent with the Fund’s classification as a diversified investment company under the 1940 Act.

Industry Concentration
May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC.	May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC.

Making Loans
May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.	May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.

Underwriting Securities
May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the Securities Act of 1933.	May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the Securities Act of 1933.

Commodities

May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

Borrowing Money
May not borrow money, except to the extent permitted by applicable law.	May not borrow money, except to the extent permitted by applicable law.

Issuing Senior Securities
May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder.	May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder.

The Acquired Fund:	The Acquiring Fund:

Purchasing or Selling Real Estate

May not purchase or sell real estate, except that, to the extent permitted by applicable law; the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

May not purchase or sell real estate, except that, to the extent permitted by applicable law; the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

Non-Fundamental Investment Policies

The Acquired Fund:	The Acquiring Fund:

Illiquid Securities

May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are illiquid.

May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are illiquid.

Securities of Other Investment Companies
May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.	May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.
May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.	May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Purchasing Securities on Margin and Short Sales

May not purchase securities on margin, make short sales of securities or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules.

May not purchase securities on margin, make short sales of securities or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND’S

INVESTMENT STRATEGIES AND RISKS

Investment Strategies

The Fund’s securities may include:

•	common stock

•	derivatives, including futures

The investment strategies for the Fund may also include:

•	other investment companies

•

exchange traded funds (ETFs) which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

•	affiliated money market funds

•	derivatives, including options and swaps

•	real estate investment trusts (REITs), which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options and swaps to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

The adviser takes an in-depth look at company prospects over a relatively long period — often as much as five years — rather than focusing on near-term expectations. This approach is designed to provide insight into a company’s real growth potential.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NON-FUNDAMENTAL INVESTMENT OBJECTIVE. An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The investment objective for the Fund is not fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund.

Investment Risks

There can be no assurance that the Fund will achieve its investment objective.

Main Risks

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Short Selling Risk. The Fund’s strategy may involve more risk than other funds that do not engage in short selling. The Fund’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.

In order to establish a short position in a security, the Fund must first borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to obtain the security at a particular time or at an acceptable price. Thus, there is a risk that the Fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons.

After short selling a security, the Fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. The Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price.

In addition, the Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Further, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential profit from, or incur a loss on, the short sale. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk”.

The SEC and financial industry regulatory authorities in other countries may impose prohibitions, restrictions or other regulatory requirements on short sales, which could inhibit the ability of the adviser to sell securities short on behalf of the Fund.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect of the increase or decrease in the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

Additional Risks

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. In addition, the underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

ETF and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The price movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their net asset value (also known as a discount).

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Temporary Defensive Purposes and Cash Positions. For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Fund from meeting its investment objective.

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objective. Therefore, the Fund will pursue a temporary defensive position only when the adviser determines that market conditions warrant.

INFORMATION ABOUT THE REORGANIZATION

The Reorganization Agreement

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of Agreement and Plan of Reorganization among Series of JPMorgan Trust I, attached to this Prospectus/Information Statement as Appendix A. The Reorganization Agreement provides that the Acquiring Fund will acquire all of the assets, subject to all of the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund. Subject to the satisfaction of the conditions in the Reorganization Agreement, which are summarized below, the Reorganization transaction is scheduled to occur after the close of business on the Closing Date.

The number of full and fractional shares of the Acquiring Fund you will receive in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of your shares in the Acquired Fund as of the close of business of the NYSE, usually 4:00 p.m. New York time, on the Closing Date on a class-by-class basis. The net asset value per share of each Fund will be determined by dividing its assets, less liabilities, by the total number of its outstanding shares on a class-by-class basis. The method of valuation employed will be in accordance with the valuation procedures of the Acquiring Fund (which are identical to those of the Acquired Fund), and are described in the Acquiring Fund’s prospectuses and SAI. As promptly as practicable after the Closing Date, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date the shares of the Acquiring Fund received by the Acquired Fund in the Reorganization for each class of shares.

The Acquired Fund will accomplish the liquidation and distribution with respect to each class of its shares by the transfer of the Acquiring Fund shares then credited to the account of the Acquired Fund onto the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund’s shareholders. The aggregate net asset value of Acquiring Fund shares to be credited to Acquired Fund shareholders will be equal to the aggregate net asset value of the shares of beneficial interest of the Acquired Fund of the corresponding class owned by Acquired Fund shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates in connection with such exchange.

After such distribution, the Acquired Fund will take all necessary steps under Delaware law, its Declaration of Trust and any other applicable law to effect a complete termination of the Acquired Fund.

The Reorganization Agreement may be terminated and the Reorganization may be abandoned at any time prior to the consummation of the Reorganization, if circumstances should develop that, in the Board’s opinion, make proceeding with the Reorganization inadvisable. The Reorganization Agreement provides that the Funds may waive compliance with any of the covenants or conditions made therein for the benefit of any Funds, other than the requirement that the Acquiring Fund and the Acquired Fund receive an opinion from Dechert LLP that the transactions contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes.

Shareholders of record of the Acquired Fund as of the Closing Date will receive shares of the Acquiring Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights.

Description of the Acquiring Fund’s Shares

Full and fractional shares of the Class A, Class C and Select Class Shares of the Acquiring Fund, as applicable, will be issued to the Acquired Fund’s shareholders in accordance with the procedures detailed in the Reorganization Agreement. The Acquiring Fund does not issue share certificates. The shares of the Acquiring Fund will be issued to Acquired Fund shareholders and recorded on the shareholder records of the transfer agent. Additional information about the difference between classes is provided below in “How to Do Business with the Acquiring Fund and Shareholder Information” attached as Appendix B to this Prospectus/Information Statement.

Reasons for the Reorganization and Board Considerations

As noted above, the Reorganization was presented for consideration to the Board and was approved by the Board at a meeting on February 19, 2015.

Following presentations by JPMIM and JPMFM, after careful consideration and deliberation, the Board, including all of the Independent Trustees, determined that (i) the Reorganization is in the best interests of each Fund, and (ii) the Reorganization will not result in the dilution of the interests of either Fund’s shareholders.

In approving the Reorganization, the Board considered a number of factors, including the following:

•	the elimination of overlapping or similar product offerings;

•	the similarity of the investment objectives, strategies, and policies of the Acquired Fund with those of the Acquiring Fund;

•	the investment performance of the Acquiring Fund as compared with that of the Acquired Fund;

•	the relative size of the Acquiring and Acquired Funds;

•	the effect the Reorganization is estimated to have on annual fund operating expenses, shareholder fees and expenses of the combined Acquiring Fund;

•	the direct and indirect federal income tax consequences of the Reorganization, including the availability of capital loss carry forwards (“CLCFs”);

•

JPMIM, JPMFM and JPMDS will waive their fees and/or reimburse expenses of the Funds, as needed, in an amount sufficient to offset the costs incurred by the Funds relating to the Reorganization. These waivers and reimbursements will not include brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets in connection with the Reorganization; and

•	any potential dilutive factors of the Reorganization.

The Board considered the potential consequences to shareholders of the Funds from the Reorganization. In their deliberations, each Trustee may have attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees evaluated all information available to them, and their determinations were made separately with respect to the Acquired Fund and the Acquiring Fund. The Trustees also took into account those interests of the Acquired Fund that were in common with those of the Acquiring Fund.

The Board noted, among other things, JPMFM’s recommendation to pursue the Reorganization due to the Acquired Fund’s declining asset base and limited sales prospects, the similarities between the investment strategies of the two Funds, and the preservation of certain tax benefits.

The Board noted that the principal investment objective of both Funds is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing The Board also noted information in its board materials indicating that, since December 2013, the Funds have been managed in a substantially identical manner by the same portfolio management team. The Board also noted that the Funds have substantially identical investment objectives, policies, restrictions and sector allocations.

The Board noted information in its board materials explaining that due to higher Other Expenses of the Acquiring Fund, the Acquiring Fund’s gross expenses are higher than the Acquired Fund’s gross expenses for each corresponding class of shares. The Board noted favorably that post-Reorganization, the Acquiring Fund may benefit from operational and administrative efficiencies and the spreading of fixed costs over a larger asset base, which may have the effect of reducing the gross expenses and fee waivers of the Acquiring Fund. The Board also noted favorably that JPMIM, JPMDS and JPMFM have contractually agreed to waive their fees and/or reimburse the expenses of the Acquiring Fund, as needed, in order to assure that the total annual fund operating expenses after fee waivers and expense reimbursements for each class of shares of the Acquiring Fund is equal to or less than the total annual fund operating expenses after fee waivers and expense reimbursements (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) in effect immediately prior to the Reorganization for the corresponding class of the Acquired Fund. These contractual fee waivers and/or reimbursements will continue in effect through June 19, 2016. There is no guarantee such waivers/reimbursements will be continued after June 19, 2016. The expenses of the Acquiring Fund’s classes may be higher than disclosed if the expense limitation expires on June 20, 2016. The Board also noted that JPMIM, JPMFM and/or JPMDS, will waive fees or reimburse the Funds for the costs and expenses of the Reorganization (estimated to be approximately $108,000), as needed, except for brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets, which will be borne by the Funds. It is not anticipated that there will be material repositioning of either the Acquired Fund’s or the Acquiring Fund’s portfolios as a result of the Reorganization.

The Board also noted that the Acquiring Fund has a longer performance history than the Acquired Fund and higher investment returns for the five year period ended December 31, and that the Acquired Fund and the Acquiring Fund have had similar investment results year-to-date, as reflected in the tables in the “INFORMATION ABOUT MANAGEMENT OF THE FUNDS — Performance of the Funds” section of this Prospectus/Information Statement. They also considered that the performance of the two Funds is substantially similar for periods since the same portfolio management team has been managing both the Acquired and the Acquiring Funds.

The Board also noted that JPMFM represented that the services to be provided to the Acquiring Fund after the Reorganization will be materially the same as the services provided to the Acquired Fund prior to the Reorganization; in other words, no changes to the nature or quality of services are currently anticipated.

The Board also noted that the Acquired Fund has had monthly net outflows for 59 consecutive months and that JPMFM has indicated that if this trend continues at its current pace the Acquired Fund will not be economically viable within the next year.

The Board also noted favorably that the Reorganization will be structured as a federal tax-free transaction for the Funds and their shareholders.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganization, the Acquired Fund and Acquiring Fund will receive a legal opinion from Dechert LLP substantially to the effect that for federal income tax purposes:

1)

The transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of the Acquired Fund’s liabilities, followed by a distribution of those shares to the shareholders of the Acquired Fund and the termination of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code;

2)

No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

3)

The basis in the hands of the Acquiring Fund of the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

4)

The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset);

5)

No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, or upon the distribution (whether actual or constructive) by the Acquired Fund of shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation;

6)	The shareholders of the Acquired Fund will not recognize a gain or loss upon the exchange of their shares of the Acquired Fund solely for shares of the Acquiring Fund as part of the Reorganization;

7)

The aggregate basis of the shares of the Acquiring Fund that the shareholders of the Acquired Fund receive in connection with the Reorganization will be the same as the aggregate basis of their respective shares in the Acquired Fund exchanged therefore;

8)

The holding period for the shares of the Acquiring Fund that a shareholder of the Acquired Fund receives in the Reorganization will include the period for which it held the shares of the Acquired Fund exchanged therefore, provided that on the date of the exchange it held such shares of the Acquired Fund as capital assets.

The opinion will be based on certain factual certifications made by the Acquired Fund and the Acquiring Fund and will also be based on customary assumptions. It is possible that the IRS could disagree with counsel’s opinion. Opinions of counsel are not binding upon the IRS or the courts.

Counsel will express no view with respect to the effect of the Reorganization on any transferred assets as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

Prior to the closing of the Reorganization, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that together with all previous distributions will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains (after reduction by any available CLCFs), if any, through the closing of the Reorganization date. These distributions will be taxable to shareholders.

The Acquiring Fund’s ability to carry forward and use pre-Reorganization capital losses of either the Acquiring Fund or the Acquired Fund may be limited. Under Section 381 of the Code, for the taxable year ending after the Closing Date of the Reorganization, only that percentage of the Acquiring Fund’s capital gain net income for such taxable year (excluding CLCFs) as corresponds to the portion of its year that remains following the Reorganization can be reduced by CLCFs (including as otherwise limited) of the Acquired Fund. In addition, the loss limitation rules of Sections 382 and 383 of the Code will apply. First, one Fund’s “pre-acquisition losses” (including CLCFs, net current-year capital losses, and unrealized losses that exceed certain thresholds) cannot be used to offset unrealized gains in another Fund that are “built in” (unrealized) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five calendar years. Second, a portion of a Fund’s pre-acquisition losses may become unavailable to offset any gains at all. Third, any remaining pre-acquisition losses will offset capital gains realized after the Reorganization and this will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization. Therefore, in certain circumstances, former shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

In addition, since the shareholders of the Acquired Fund will receive shares of the Acquiring Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund.

The realized and unrealized gains and losses of each of the Acquired Fund and the Acquiring Fund at the time of the Reorganization will determine the extent to which the combining Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization.

The impact of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each of the Acquired Fund and the Acquiring Fund at the time of the Reorganization and thus cannot be calculated precisely at this time.

Information about capital loss carry forwards (“CLCFs”) is provided below as of December 31, 2014. However, the Reorganization is not expected to close until June 19, 2015. As a result, these limitations and any potential forfeitures may change significantly between now and the completion of the Reorganization. Further, the ability of each of the Acquired and Acquiring Funds to use these losses (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of CLCFs may result in some portion of the CLCFs of each the Acquired and Acquiring Funds, or both, expiring unused.

As of December 31, 2014, the Acquired Fund had approximately $90 million of CLCFs, of which $26 million expire on October 31, 2018 and $23 million expire on October 31, 2019. The remaining $41 million of CLCFs have no expiration date. The CLCFs with no expiration date must be utilized before those that expire.

The CLCFs with expiration dates are already at risk of not being utilized due to the Acquired Fund’s declining net assets, net unrealized loss position and the prioritization of CLCF utilization. A Reorganization would cause the expiring CLCFs to do so one year earlier than scheduled and be subject to an annual limitation of approximately $3 million. A liquidation, which is one possible alternative to the proposed Reorganization, would result in the loss of all remaining CLCFs to shareholders.

Approximately 42% of the Acquired Fund’s assets are in retirement accounts which are generally agnostic to the usage or expiration of any CLCFs, whereas 58% of the assets are in accounts for which use of the CLCFs could be a benefit.

The Acquiring Fund currently has approximately $43 million in unrealized gains, which when realized would be distributed across a larger, combined shareholder base. Realized gains attributable to post-Reorganization appreciation would be eligible to be offset by acquired CLCFs, with an annual limitation of $3 million; or $41 million in aggregate.

After 5 years, realized gains attributable to pre-Reorganization appreciation may be offset by acquired CLCFs, consistent with the same annual limitation of $3 million. Post-Reorganization, based upon the $3 million annual limitation and the CLCFs with no expiration date being required to be used first, the $49 million with an expiration date would expire.

Accordingly, the Reorganization is expected to impact the use of CLCFs in the following manner:

Acquired Fund:

1)	The expiration date of the CLCFs would be reduced by one year; for example the losses due to expire October 31, 2018 would expire October 31, 2017;

2)	The CLCFs may benefit the shareholders of the combined Fund, rather than only the shareholders of the Acquired Fund.

3)

The amount of the Acquired Fund’s CLCFs that can be utilized in an taxable year, other than the short tax year ending immediately after the Reorganization, is subject to an annual limitation equal to the long-term tax-exempt rate at time of Reorganization, multiplied by the aggregate net asset value of the Acquired Fund at the time of Reorganization (approximately $3 million per year based on data as of December 31, 2014);

4)

The amount of the Acquired Fund’s CLCFs that can be utilized in the short tax year ending immediately after the Reorganization is the annual limitation prorated for the number of days from the close of the Reorganization to the end of the tax year; and

5)	The Acquired Fund and its shareholders may not benefit from as much as $49 million of CLCFs that may be used to offset the distribution of future realized capital gains of the combined Fund.

The Acquired Fund has estimated CLCFs as of December 31, 2014 of $90 million or $12.41 per share and has net unrealized losses of $1 million or $0.12 per share. The Reorganization will limit the amount of CLCFs per year, and thereby, cause estimated CLCFs subject to expiration of $49 million or $6.69 per share to expire.

Regardless of the Reorganization, the Fund has CLCFs of $49 million subject to expiration. Prior to utilizing CLCFs subject to expiration, the Acquired Fund must first utilize CLCFs of $41 million with no expiration. Currently, the Acquired Fund has net realized losses. It is not possible to forecast if the Acquired Fund will generate future net realized gains to be offset by the remaining CLCFs subject to expiration. Accordingly, it is not clear that expiration of CLCFs as a result of a Reorganization limitation will negatively impact the Acquired Fund’s shareholders.

Acquiring Fund:

The Reorganization would impact the use of these CLCFs in the following manner:

1)	The CLCFs may benefit the shareholders of the combined Fund, rather than only the shareholders of the Acquired Fund; and

2)	Any gains recognized after the Reorganization attributable to unrealized appreciation in Acquiring Fund’s portfolio at the time of Reorganization cannot be offset by the Acquired Fund’s CLCFs.

Information Applicable to Both Funds:

The CLCFs and limitations described above may change significantly between now and the completion of the Reorganization. Further, the ability of each Acquired and Acquiring Funds to use these losses (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of CLCFs may result in some portion of the CLCFs of the Acquired Fund expiring unused.

This description of the federal income tax consequences of the Reorganization does not take into account shareholders’ particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Investment Adviser

J.P. Morgan Investment Management Inc. (“JPMIM”) is the investment adviser to each of the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 270 Park Avenue, New York, NY 10017. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”), a bank holding company. The Reorganization, therefore, will not result in a change in the Acquired Fund’s investment adviser.

During the most recent fiscal year ended October 31 2014, JPMIM was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

JPMorgan Market Neutral Fund	0.91%
JPMorgan Research Market Neutral Fund	0.93%

A discussion of the basis the J.P. Morgan Funds’ Board of Trustees used in reapproving the investment advisory agreement for each Fund is available in each Fund’s annual report for the fiscal period ended October  31, 2014.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers.

Performance of the Funds

Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor.

This section provides some indication of the risks of investing in the Funds. The bar chart shows how the performance of the Acquired Fund’s Select Class Shares and the Acquiring Fund’s Class A Shares has varied from year to year for the past nine calendar years for the Acquired Fund and the past ten calendar years for the Acquiring Fund. The tables show the average annual total returns for the past one year, five years and life of the Fund for the Acquired Fund and the past one year, five years and ten years for the Acquiring Fund. The tables compare that performance to the BoFA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Equity Market Neutral Funds Index, an index based on the total returns of certain mutual funds within each Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how a Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A and Select Class Shares. If the load were reflected, the performance figures would have been lower.

JPMorgan Market Neutral Fund (Select Class Shares)

* Effective 12/6/13, the Fund’s investment objective, investment strategy and portfolio management were changed.

Best Quarter	1st quarter, 2008	4.12%	Worst Quarter	3rd quarter, 2007	-4.98%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2014)

	Past 1 Year	Past 5 Years	Life of Fund (since 11/30/05)

SELECT CLASS SHARES

Return Before Taxes	3.44%	-0.91%	0.77%

Return After Taxes on Distributions	3.44	-0.91	0.57

Return After Taxes on Distributions and Sale of Fund Shares	1.95	-0.69	0.57

CLASS A SHARES

Return Before Taxes	-2.25	-2.22	-0.08

CLASS C SHARES

Return Before Taxes	1.59	-1.64	0.02

BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX

(Reflects No Deduction for Fees, Expenses or Taxes)	0.03	0.09	1.40

LIPPER ALTERNATIVE EQUITY MARKET NEUTRAL FUNDS INDEX

(Reflects No Deduction for Taxes)	0.50	2.28	2.36

After-tax returns are shown only for the Select Class Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situations and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

JPMorgan Research Market Neutral Fund (Class A Shares)

Best Quarter	1st quarter, 2009	4.54%	Worst Quarter	4th quarter 2011	-3.39%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2014)

	Past 1 Year	Past 5 years	Past 10 Years

CLASS A SHARES

Return Before Taxes	-2.56%	-1.23%	1.48%

Return After Taxes on Distributions	-3.16	-1.35	1.09

Return After Taxes on Distributions and Sale of Fund Shares	-0.96	-0.93	1.08

CLASS C SHARES

Return Before Taxes	1.41	-0.64	1.54

SELECT CLASS SHARES

Return Before Taxes	3.09	0.10	2.41

BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX

(Reflects No Deduction for Fees, Expenses or Taxes)	0.03	0.09	1.54

LIPPER ALTERNATIVE EQUITY MARKET NEUTRAL FUNDS INDEX

(Reflects No Deduction for Taxes)	1.41	1.83	2.37

After-tax returns are shown only for the Class A Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situations and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND ACQUIRED FUND

Information about the Acquiring Fund and the Acquired Fund is included in (i) the prospectuses of each Fund,dated March 1, 2015, as supplemented through the date of this registration statement; (ii) the SAI for each Fund, dated March 1, 2015; and (iii) the Annual Report for each Fund for the 12-month period ended October 31, 2014.

Copies of these documents related to this Prospectus/Information Statement and any subsequently released shareholder reports are available upon request and without charge by calling the relevant Fund at (800) 480-4111, by writing to the relevant Fund at J.P. Morgan Funds Services, PO Box 8528, Boston, MA 02266-8528, or (with the exception of this Prospectus/Information Statement) by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

JPMorgan Trust I is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information including proxy materials, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Room, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates, or on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Financial Highlights for the Acquiring Fund

The financial highlights of the Acquiring Fund are provided below. The tables are intended to help you understand the Acquiring Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Acquiring Fund (assuming reinvestment of all dividends and distributions). To the extent the Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below. The information in the financial highlights tables for the fiscal year ended October 31, 2014 and prior has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Acquiring Fund’s financial statements are included in the Acquiring Fund’s annual report, which is incorporated herein by reference.

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Research Market Neutral Fund
Class A
Year Ended October 31, 2014	$14.58	$(0.34	)(g)	$0.93	$0.59	$—
Year Ended October 31, 2013	14.44	(0.35	)(g)	0.49	0.14	—
Year Ended October 31, 2012	14.71	(0.35	)(g)	0.08	(0.27)	—
Year Ended October 31, 2011	15.30	(0.35	)(g)	(0.24)	(0.59)	—
Year Ended October 31, 2010	15.39	(0.31	)(g)	0.37	0.06	(0.15)

Class B
Year Ended October 31, 2014	13.98	(0.39	)(g)	0.89	0.50	—
Year Ended October 31, 2013	13.91	(0.41	)(g)	0.48	0.07	—
Year Ended October 31, 2012	14.25	(0.40	)(g)	0.06	(0.34)	—
Year Ended October 31, 2011	14.89	(0.41	)(g)	(0.23)	(0.64)	—
Year Ended October 31, 2010	15.05	(0.38	)(g)	0.37	(0.01)	(0.15)

Class C
Year Ended October 31, 2014	13.99	(0.39	)(g)	0.88	0.49	—
Year Ended October 31, 2013	13.91	(0.41	)(g)	0.49	0.08	—
Year Ended October 31, 2012	14.25	(0.41	)(g)	0.07	(0.34)	—
Year Ended October 31, 2011	14.89	(0.40	)(g)	(0.24)	(0.64)	—
November 2, 2009 (h) through October 31, 2010	15.07	(0.36	)(g)	0.33	(0.03)	(0.15)

Select Class
Year Ended October 31, 2014	15.02	(0.31	)(g)	0.95	0.64	—
Year Ended October 31, 2013	14.83	(0.32	)(g)	0.51	0.19	—
Year Ended October 31, 2012	15.08	(0.32	)(g)	0.07	(0.25)	—
Year Ended October 31, 2011	15.64	(0.31	)(g)	(0.25)	(0.56)	—
November 2, 2009 (h) through October 31, 2010	15.70	(0.27	)(g)	0.36	0.09	(0.15)

Institutional Class
Year Ended October 31, 2014	15.17	(0.27	)(g)	0.97	0.70	—
Year Ended October 31, 2013	14.95	(0.29	)(g)	0.51	0.22	—
Year Ended October 31, 2012	15.16	(0.29	)(g)	0.08	(0.21)	—
Year Ended October 31, 2011	15.68	(0.27	)(g)	(0.25)	(0.52)	—
Year Ended October 31, 2010	15.69	(0.23	)(g)	0.37	0.14	(0.15)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01%, unless otherwise noted.
(e)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.49% and 1.91% for the year ended October 31, 2014, 1.49% and 1.93% for 2013, 1.49% and 1.99% for 2012, 1.48% and 1.93% for 2011 and 1.48% and 1.95% for 2010; for Class B are 1.99% and 2.41% for the year ended October 31, 2014, 1.99% and 2.43% for 2013, 1.99% and 2.48% for 2012, 1.98% and 2.43% for 2011 and 1.98% and 2.45% for 2010; for Class C are 1.99% and 2.41% for the year ended October 31, 2014, 1.99% and 2.43% for 2013, 1.99% and 2.49% for 2012, 1.98% and 2.43% for 2011 and 1.99% and 2.45% for 2010; for Select Class are 1.25% and 1.66% for the year ended October 31, 2014, 1.24% and 1.66% for 2013, 1.24% and 1.74% for 2012, 1.23% and 1.68% for 2011 and 1.23% and 1.70% for 2010; for Institutional Class are 0.99% and 1.51% for the year ended October 31, 2014, 0.99% and 1.53% for 2013, 0.99% and 1.59% for 2012, 0.98% and 1.53% for 2011 and 0.98% and 1.55% for 2010, respectively.

(f)

Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

(g)	Calculated based upon average shares outstanding.
(h)	Commencement of offering of class of shares.

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding short sales) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

$15.17	4.05%	$82,477	3.82%	(2.26)%	4.24%	90%	192%
14.58	0.97	88,944	4.24	(2.42)	4.68	75	149
14.44	(1.84)	116,146	4.46	(2.47)	4.96	82	186
14.71	(3.86)	165,089	4.04	(2.32)	4.49	105	231
15.30	0.42	337,177	3.75	(2.02)	4.22	182	473

14.48	3.58	330	4.32	(2.76)	4.74	90	192
13.98	0.50	542	4.74	(2.94)	5.18	75	149
13.91	(2.39)	741	4.96	(2.93)	5.45	82	186
14.25	(4.30)	1,547	4.54	(2.82)	4.99	105	231
14.89	(0.04)	2,479	4.35	(2.57)	4.82	182	473

14.48	3.50	10,933	4.32	(2.76)	4.74	90	192
13.99	0.58	14,209	4.74	(2.92)	5.18	75	149
13.91	(2.39)	19,275	4.96	(2.97)	5.46	82	186
14.25	(4.30)	27,566	4.54	(2.79)	4.99	105	231
14.89	(0.17)	25,121	4.11	(2.46)	4.57	182	473

15.66	4.26	348,525	3.57	(2.01)	3.99	90	192
15.02	1.28	292,993	3.99	(2.15)	4.43	75	149
14.83	(1.66)	290,794	4.17	(2.19)	4.67	82	186
15.08	(3.58)	341,976	3.79	(2.06)	4.24	105	231
15.64	0.60	610,302	3.34	(1.73)	3.81	182	473

15.87	4.61	271,595	3.32	(1.76)	3.84	90	192
15.17	1.47	316,843	3.74	(1.91)	4.28	75	149
14.95	(1.39)	337,565	3.99	(1.98)	4.59	82	186
15.16	(3.32)	517,140	3.54	(1.79)	4.09	105	231
15.68	0.93	465,026	3.20	(1.49)	3.77	182	473

Distributor

JPMorgan Distribution Services, Inc. (“JPMDS”), whose address is 460 Polaris Parkway, Westerville, OH 43082, serves as distributor for each Fund. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), and is a direct, wholly-owned subsidiary of JPMorgan Chase.

Administrator

JPMorgan Funds Management, Inc. (“JPMFM”), whose address is 460 Polaris Parkway, Westerville, OH 43082, provides administrative services for and oversees the other service providers of each Fund. JPMFM is an affiliate of JPMIM and is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMFM receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds complex plus 0.075% of average daily net assets of such Funds over $25 billion.

FORM OF ORGANIZATION

Each Fund is a series of JPMorgan Trust I, an open-end management investment company formed as a Delaware statutory trust on November 12, 2004 pursuant to a Declaration of Trust, dated November 5, 2004. JPMorgan Trust I is governed by a Board of Trustees consisting of thirteen members.

CAPITALIZATION

Only shareholders of record at the close of business on April 15, 2015, will receive this Prospectus/Information Statement. Please see Appendix C for information pertaining to the interests of certain persons in the Funds.

The following table shows the capitalization of the Acquiring Fund and the Acquired Fund as of October 31, 2014, and on a pro forma basis as of that date, giving effect to the acquisition of assets at net asset value. The pro forma net asset values per share assume the Acquired Fund shares to be issued in the Reorganization were instead issued on November 1, 2014. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Acquired Fund on the Closing Date, and the information should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received.

	JPMorgan Market Neutral Fund	JPMorgan Research Market Neutral Fund	Pro Forma Adjustments*	JPMorgan Research Market Neutral Fund (Pro Forma Combined)

Class A
Net Assets (000’s)	$27,970	$82,477	$-	$110,447
Shares Outstanding (000’s)	1,897	5,436	(53)	7,280
Net Asset Value Per Share**	$14.74	$15.17		$15.17

Class B
Net Assets (000’s)	$-	$330	$-	$330
Shares Outstanding (000’s)	-	23	-	23
Net Asset Value Per Share**	$-	$14.48	$-	$14.48

Class C
Net Assets (000’s)	$19,568	$10,933	$-	$30,501
Shares Outstanding (000’s)	1,374	755	(23)	2,106
Net Asset Value Per Share**	$14.24	$14.48		$14.48

Select Class
Net Assets (000’s)	$68,541	$348,525	$-	$417,066
Shares Outstanding (000’s)	4,563	22,251	(186)	26,628
Net Asset Value Per Share**	$15.02	$15.66		$15.66

Institutional Shares
Net Assets (000’s)	$-	$271,595	$-	$271,595
Shares Outstanding (000’s)	-	17,118	-	17,118
Net Asset Value Per Share**	$-	$15.87	$-	$15.87

Total Net Assets (000’s)	$116,079	$713,860		$829,939

*

No adjustments have been made with respect to the cost of the Reorganization because JPMIM, JPMFM and/or JPMDS will waive their fees and/or reimburse the Funds in an amount sufficient to offset costs incurred by each Fund relating to the Reorganization.

**	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

DIVIDENDS AND DISTRIBUTIONS

Each Fund generally distributes net investment income, if any, at least quarterly. Each Fund will distribute net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

Fund shareholders have three options for distributions. Fund shareholders may:

•	reinvest all of them in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If an option is not selected when an account is opened, all distributions will be reinvested. If distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which they are received.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Fund shareholders who wish to communicate with the Board should send communications in writing to the attention of the Secretary of J.P. Morgan Funds at 270 Park Avenue, New York, NY 10017, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board. The Secretary will maintain a copy of any such communication and promptly forward it to the Governance Committee no less frequently than monthly. The Governance Committee will periodically review such communications and determine how to respond, if at all. Other members of the Board will receive, no less frequently than quarterly, a summary of all shareholder communications received during the prior quarter, which summary shall identify the substance of such communications.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

AMONG SERIES OF JPMORGAN TRUST I

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this      day of         , 2015, by JPMorgan Trust I, a Delaware statutory trust (the “Trust”), on behalf of the JPMorgan Research Market Neutral Fund (the “Acquiring Fund”) and the JPMorgan Market Neutral Fund (the “Acquired Fund”).

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series of an open-end, investment company of the management type registered pursuant to the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the contemplated reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) corresponding to the outstanding shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund and (3) the distribution of the Acquiring Fund Shares to the Shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Trustees of the Trust have determined that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of such Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund, and that the interests of the existing Shareholders of the Acquiring Fund will not be diluted as a result of these transactions; and

WHEREAS, the Trustees of the Trust have determined that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing Shareholders of the Acquired Fund will not be diluted as a result of these transactions;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	REORGANIZATION

1.1 Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Acquired Fund a number of full and fractional shares of beneficial interest of the Acquiring Fund of the respective class set forth on Schedule A having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to the shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to those shares of the Acquired Fund as of the time and date set forth in paragraph 3.1, determined by dividing the value of such Acquired Fund’s net assets (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2 The property and assets of the Acquired Fund to be sold, assigned, conveyed, transferred and delivered to the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, “Assets”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

1.3 The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date, as defined below. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its Shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4 Immediately following the actions contemplated by paragraph 1.1, the Trust shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, the Trust, on behalf of the Acquired Fund, shall (a) distribute to its Shareholders of record as of the Closing Date, as defined in paragraph 3.1 (“Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Trust, on behalf of the Acquired Fund, pursuant to paragraph 1.1 and (b) completely liquidate. Such liquidation shall be accomplished, with respect to the Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.	VALUATION

2.1 The value of the Assets of the Acquired Fund shall be determined as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. New York time, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures which the Acquiring Fund would use in determining the fair market value of its assets and liabilities.

2.2 The net asset value per share of the Acquiring Fund’s Acquiring Fund Shares shall be determined to four decimal places on the Valuation Date, using the valuation procedures established by the Board of Trustees of the Trust (the “Board”).

2.3 The number of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined with respect to the Acquired Fund by dividing the value of the net assets with respect to the Acquired Fund Shares, determined as set forth in paragraph 2.1, by the net asset value of the Acquiring Fund Shares, determined as set forth in paragraph 2.2.

3.	CLOSING AND CLOSING DATE

3.1 The Closing Date shall be June 5, 2015, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The “close of business” on the Closing Date shall be as of 5:00 p.m., New York time. The Closing shall be held at the offices of J.P. Morgan Investment Management Inc. or at such other time and/or place as the parties may agree.

3.2 The Acquired Fund shall direct JPMorgan Chase Bank, N.A. (“JPMCB”), as custodian for the Acquired Fund (“Acquired Fund Custodian”), to deliver to the Acquiring Fund, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to JPMCB, as the custodian for the Acquiring Fund (“Acquiring Fund Custodian”). Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund Custodian shall deliver to the Acquiring Fund Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Acquired Fund Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, the Assets of the Acquired Fund deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered to the Acquiring Fund Custodian on the Closing Date.

3.3 The Acquired Fund shall direct Boston Financial Data Services, Inc., in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of Acquired Fund Shares owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the

Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that at the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Board of either the Acquired or Acquiring Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Fund in Schedule 4.1 to this Agreement, the Trust, on behalf of the Acquired Fund, represents and warrants as follows:

(a) The Acquired Fund is duly established as a series of the Trust, which is a statutory trust duly organized, existing and in good standing under the laws of the State of Delaware, with power under its Certificate of Trust and Agreement and Declaration of Trust (collectively, the “Charter”), as amended, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. The Trust is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. The Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1.

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquired Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result in, (i) a material violation of the Charter or by-laws of the Trust, as applicable, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, contracts listed in Schedule 4.1 and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of each party thereto (assuming due authorization, execution and delivery by the other party thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Trust’s knowledge, threatened against the Acquired Fund or any of the Acquired Fund’s properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as disclosed on Schedule 4.1, the Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at October 31, 2014, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied. Such statements (true and correct copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j) Since October 31, 2014, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquired Fund’s investment policies. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by Shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met or meets the requirements of Subchapter M of the Code for qualification as a regulated investment company, and has been or is eligible to and has computed or will compute its federal income tax under Section 852 of the Code. In that regard, the Acquired Fund has distributed or, with respect to its taxable year most recently ended and its taxable year ending on the Closing Date, has declared and distributed, or has declared and will distribute, substantially all of (i) its investment company taxable income (computed without regard to any deduction for dividends paid), (ii) the excess, if any, of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), and (iii) any net capital gain (after reduction for any capital loss carryforward) (as defined in the Code).

(m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust, on behalf of the Acquired Fund, and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares. The Acquired Fund will review its Assets to ensure that at any time prior to the Closing Date its Assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Acquired Fund, is unsuitable for the Acquiring Fund to acquire.

(n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary trust action on the part of the Board, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The Acquired Fund’s prospectus included in the current effective Registration Statement of the Trust, insofar as it relates to the Acquired Fund and the Trust, does (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from such prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Fund for use in supplements to registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been fully disclosed to the Acquired Fund in Schedule 4.2 to this Agreement, the Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a) The Acquiring Fund is duly established as a series of the Trust, which is a statutory trust duly organized, existing and in good standing under the laws of the State of Delaware, with power under its Charter, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. The Trust is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. The Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.2.

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Charter or by-laws of the Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Trust’s knowledge, threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. Except as disclosed in Schedule 4.2 to this Agreement, the Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquiring Fund at October 31, 2014, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied. Such statements (true and correct copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(h) Since October 31, 2014, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquiring Fund’s investment policies. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by Shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, as applicable, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) For each taxable year of its operation, the Acquiring Fund has met or meets the requirements of Subchapter M of the Code for qualification as a regulated investment company, and has been or is eligible to and has computed or will compute its federal income tax under Section 852 of the Code. In that regard, the Acquiring Fund has distributed or, with respect to its taxable year most recently ended, has declared and distributed, or has declared and will distribute, substantially all of (i) its investment company taxable income (computed without regard to any deduction for dividends paid), (ii) the excess, if any, of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), and (iii) any net capital gain (after reduction for any capital loss carryforward) (as defined in the Code).

(k) All of the issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust, on behalf of the Acquiring Fund, and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to this Agreement will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Trust, on behalf of the Acquiring Fund.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Acquiring Fund’s prospectus included in the current effective Registration Statement of the Trust, insofar as it relates to the Acquiring Fund, the Trust and the Acquiring Fund Shares, does (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from such prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in supplements to registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

5.	COVENANTS

The Acquiring Fund and the Acquired Fund hereby further covenant as follows:

5.1 Each of the Acquired Fund and the Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund covenant to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5 The Funds shall prepare, file and mail to shareholders a supplement to the prospectus contained in the current effective Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (“Registration Statement”). The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.6 Each of the Acquiring Fund and the Acquired Fund covenant to use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.7 The Acquired Fund covenants that it will execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.8 The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.9 The Acquiring Fund shall not change its Charter, prospectus or statement of additional information prior to closing so as to restrict permitted investments for the Acquiring Fund prior to the closing, except as required by the Commission.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at their own election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities (the “Assumption Instrument”) and all such other agreements and instruments as the Acquired Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund has title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquired Fund’s assumption of all of the Liabilities and otherwise to carry out the intent and purpose of this Agreement.

6.4 The Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and the Treasurer or Assistant

Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Fund shall reasonably request.

6.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at their own election, to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1 All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Fund, on or before the Closing Date.

7.3 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Assets and Liabilities, as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Trust, on behalf of the Acquired Fund. The Trust shall have executed and delivered all such assignments and other instruments of transfer (the “Transfer Instruments”) as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

7.4 The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by the President or Vice President and the Treasurer or Assistant Treasurer of the Trust, in a form reasonably satisfactory and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Fund shall reasonably request.

7.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquired Fund, or the Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 On the Closing Date, no action, suit or other proceeding shall be pending or, to the Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.2 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.3 Each Fund’s Registration Statement is effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.4 With respect to the Reorganization, the parties shall have received an opinion of Dechert LLP dated the Closing Date, substantially to the effect that for federal income tax purposes: (i) The transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund’s liabilities, followed by a distribution of those shares to the shareholders of the Acquired Fund and the termination of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code; (ii) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (iii) The Acquiring Fund’s tax basis in the assets of the Acquired Fund acquired by the Acquiring Fund in the Reorganization will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization; (iv) The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset); (v) No gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, or upon the distribution (whether actual or constructive) of Acquiring Fund Shares by the Acquired Fund to the shareholders of the Acquired Fund in liquidation; (vi) The shareholders of the Acquired Fund will not recognize a gain or loss upon the exchange of their shares of the Acquired Fund for Acquiring Fund Shares; (vii) The aggregate tax basis of Acquiring Fund Shares that the shareholders of the Acquired Fund receive in connection with the Reorganization will be the same as the aggregate tax basis of their respective shares in the Acquired Fund exchanged therefor; (viii) The holding period for the shares of the Acquiring Fund that a shareholder of the Acquired Fund receives in the Reorganization will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided that on the date of the exchange it held such Acquired Fund Shares as capital assets. Dechert LLP will express no view with respect to the effect of the transaction on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction. The opinion will be subject to receipt of and based on certain factual certifications made by officers of the Acquiring Fund and the Acquired Fund and will also be based on customary assumptions. It is possible that the Internal Revenue Service could disagree with Dechert LLP’s opinion. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

8.5 The Acquiring Fund and the Acquired Fund shall have received the opinion of Dechert LLP dated the Closing Date (subject to customary assumptions, qualifications and limitations and in form and substance reasonably acceptable to the Acquiring Fund and the Acquired Fund) substantially to the effect that, based upon certain facts and certifications made by the Trust, on behalf of the Acquiring Fund, and its authorized officers, (a) The Trust is duly organized and validly existing under the laws of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Charter and bylaws of the Trust; the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and the execution and delivery to the Acquired Fund by and on behalf of the Acquiring Fund of the Assumption Instrument, the Acquiring Fund will have duly assumed such liabilities; (b) the Trust is a duly organized and validly existing under the laws of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Charter and bylaws of the Trust; the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and the execution and delivery to the Acquiring Fund by and on behalf of the Acquired Fund of the Transfer Instruments against payment therefore, the Acquired Fund will have duly transferred such assets to the Acquiring Fund; (c) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and the Acquired Fund and, assuming the Registration Statement and Prospectus/Information Statement comply with applicable federal securities laws, constitutes the valid and binding obligation of the Acquiring Fund and Acquired Fund, enforceable against the Acquiring Fund and Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, moratorium reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law); (d) the Acquiring Fund Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized for issuance and, when issued and delivered by the Acquiring Fund against delivery of all of the assets of the Acquired Fund as set forth in this Agreement, will be validly issued and outstanding and fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof; (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated thereby will not, violate the Charter or by-laws of the Trust, or result in a violation of the terms and provision of the agreements to which the Trust or the Acquiring Fund or the Acquired Fund is a party or by which either the Trust, the Acquiring Fund or the Acquired Fund is bound that are listed in an annex to such opinion and, to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal, Delaware state court or governmental body is required for the consummation by the Trust, the Acquiring Fund and the Acquired Fund of the transactions contemplated by the Agreement, except such as have been obtained; (f) to the knowledge of such counsel, based on discussions with officers of the Trust but without other independent investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Trust or the Acquiring Fund or Acquired Fund or any of their respective properties or assets; to the knowledge of such counsel, based on discussions with officers of the Trust but without other independent investigation, neither the Trust nor the Acquiring Fund or Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses; and, to the knowledge of such counsel, based on discussions with officers of the Trust but without other independent investigation, there is no legal or governmental proceeding relating to the Trust, the Acquiring Fund or the Acquired Fund pending on or before the date of mailing of the Prospectus/Information Statement or the date hereof which is required to be disclosed in the Registration Statement which is not disclosed therein; (g) the Trust is registered with the Commission as an investment company under the 1940 Act; and (h) each Fund’s Registration Statement is effective under the 1933 Act and, to the knowledge of such counsel, (1) no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and (2) no proceedings for that purpose have been instituted or threatened by the Commission.

8.6 The Assets of the Acquired Fund will include no assets which the Acquiring Fund, by reason of limitations contained in its Charter or of investment policies disclosed in its current prospectus and statement of additional information, as supplemented, in effect on the Closing Date, may not properly acquire.

9.0	INDEMNIFICATION

9.1 The Acquiring Fund, solely out of its assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Trust and its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund, as applicable of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Acquiring Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Fund, solely out of its assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Trust and its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Acquired Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.0	BROKERAGE FEES AND BROKERAGE EXPENSES

10.1 The Trust, on behalf of the Acquired Fund and Acquiring Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 J.P. Morgan Investment Management Inc., JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc. will waive their fees and/or reimburse each Fund in an amount sufficient to offset the costs incurred by the Fund relating to the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation and filing of the supplement and printing and distribution of the supplement, legal fees, accounting fees, and securities registration fees. The costs of the Reorganization will not include brokerage fees and brokerage expenses related to the disposition and acquisition of portfolio assets. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Trust has not made any representation, warranty or covenant, on behalf of either the Acquired Fund or the Acquiring Fund, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to the Acquiring Fund or the Acquired Fund by resolution of the Board of the Trust at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to the Trust, at 270 Park Avenue, New York, NY 10017, to the attention of the Trust’s secretary and with a copy to Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, attn: Jon S. Rand.

15.	HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY; RULE 145

15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

15.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4 Pursuant to Rule 145 under the 1933 Act, the Acquiring Fund will, in connection with the issuance of any Acquiring Fund Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) such legends as may be reasonably believed by counsel to the Acquiring Fund to be required by law, and, further, the Acquiring Fund will issue stop transfer instructions to its transfer agent with respect to the Acquiring Fund Shares. The Acquired Fund shall provide the Acquiring Fund on the Closing Date with the name of any Acquired Fund Shareholder who is to the knowledge of the Acquired Fund an affiliate of the Acquired Fund on such date.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date and year first above written.

JPMorgan Trust I, on behalf of its series on Schedule A

By:

Name:

Title:

With respect to paragraph 10.2 of this Agreement, Accepted and Acknowledged by:

J.P. Morgan Investment Management Inc.	JPMorgan Distribution Services, Inc.
By:	By:
Name:	Name:
Title:	Title:

JPMorgan Funds Management, Inc.

By:

Name:

Title:

Schedule A

Acquired Fund		Acquiring Fund
JPMorgan Market Neutral Fund		JPMorgan Research Market Neutral Fund

Class A	g	Class A

Class C	g	Class C

Select Class	g	Select Class

APPENDIX B

HOW TO DO BUSINESS WITH THE ACQUIRING FUND AND SHAREHOLDER INFORMATION

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•

Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Fund through JPMDS.

Who can buy shares?

Class A and Class C Shares may be purchased by the general public.

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, or custodial capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

Select Class Shares may also be purchased directly from the Fund by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds

•	JPMorgan Chase and its subsidiaries and affiliates.

Shares of the Fund have not been registered for sale outside of the United States. This Prospectus/Information Statement is not intended for distribution to prospective investors outside of the United States. The Fund generally does not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (“ET”) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (“ACH”) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different from those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Fund’s SAI, dated March 1, 2015, for a further description of these arrangements.

Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund, JPMorgan Current Income Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This Prospectus/Information Statement offers Class A, Class C and Select Class Shares. Class A and Class C Shares are available to the general public. Select Class Shares are available to those investors meeting the Fund’s minimum and eligibility requirements for the class.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this Prospectus/Information Statement entitled “Sales Charges.”

Class A Shares

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more, and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (“CDSC”) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

Class A Shares have lower annual expenses than Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

Class C Shares

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class C Shares have higher Rule 12b-1 fees than Class A Shares. You keep paying the higher Rule 12b-1 fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of Class A Shares.

There is no maximum investment amount for Class C Shares.

Select Class Shares

Select Class Shares do not have any sales charges or Rule 12b-1 fees. You must meet the minimum investment and eligibility requirement to purchase Select Class Shares.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be better than Class A Shares if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

If you are eligible to purchase Select Class Shares, they would generally be the best choice because they offer the lowest expenses of the share classes offered in this Prospectus/Information Statement.

You should also consider the Rule 12b-1 fees which are lower for Class A Shares than other share classes (except for Select Class Shares which have no Rule 12b-1 fees).

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable deferred sales charges. The NAV of each class within the Fund varies, primarily because each class has different class specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of the Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the valuation procedures generally used to value the J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Fund’s SAI, dated March 1, 2015.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes price at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of the Fund’s NAV.

Exchange-traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade.

Non-listed over-the-counter options and futures are valued at the evaluated price provided by a counterparty or broker/dealer.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this Prospectus/Information Statement. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the share class most appropriate for you and decide how much you want to invest.

Class A and Class C Shares are subject to a $1,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment. A lower minimum may be available under the Systematic Investment Plan. A Financial Intermediary may impose different investment minimums. Subsequent investments must be at least $50.

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other J.P. Morgan Funds in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005 without regard to this minimum. Officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code), of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $1,000 minimum investment requirement, provided such accounts are opened directly from the Fund and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors, trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) or 403(b)), as well as for certain fee-based programs. The Fund reserves the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

With respect to Select Class Shares for certain investors and Class A and Class C Shares, a lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — In which shares can I automatically invest on a systematic basis?”

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares – When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

ATTN: J.P. Morgan Funds Services

ABA 021 000 021

DDA 323 125 832

FBO Your J.P. Morgan Fund

(EX: JPMORGAN ABC FUND-A)

Your Fund Number & Account Number

(EX: FUND 123-ACCOUNT 123456789)

Your Account Registration

(EX: JOHN SMITH & MARY SMITH, JTWROS)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

In which shares can I automatically invest on a systematic basis?

You may purchase only additional Class A and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. If you have met the required minimum investment of $1,000, you can make additional systematic investments of $50 or more per month ($25 per month if your Systematic Investment Plan was set up prior to March 1, 2015). You may also choose to make an initial investment of an amount less than the required minimum as long as your initial investment is at least $50 and you agree to make regular monthly investments of at least $50.

Officers, directors, trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds or JPMorgan Chase or its subsidiaries and affiliates (“Eligible Investors”) may participate in automatic investments of Select Class Shares of the Fund from their bank account through a Systematic Investment Plan. If an Eligible Investor has met the required minimum investment of $1,000 they can make additional systematic investments of $50 or more per month ($25 per month if their Systematic Investment Plan was set up prior to March 1, 2015). An Eligible Investor may choose to make an initial investment of an amount less than the required minimum of $1,000 of as long as his or her initial investment is at least $50 and they agree to make regular monthly investments of at least $50.

To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Fund currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell Class A and Class C Shares of the Fund. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The following tables show the sales charges for Class A and Class C Shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Select Class Shares have no such sales charges. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “INFORMATION ABOUT MANAGEMENT OF THE FUNDS” in this Prospectus/Information Statement.

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A and Class C Shares of the Fund, visit www.jpmorganfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Fund is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charges you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

Total Sales Charge For the Fund

Amount of Purchases	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]	Commission as a % of Offering Price
Less than $50,000	5.25	5.54	4.75
$50,000–$99,999	4.50	4.71	4.05
$100,000–$249,999	3.50	3.63	3.05
$250,000–$499,999	2.50	2.56	2.05
$500,000–$999,999	2.00	2.04	1.60
$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There is no front-end sales charges for investments of $1 million or more in the Fund.

**

If you purchase $1 million or more of Class A Shares of the Fund and are not assessed a sales charge at the time of purchase, you may be charged the equivalent of 1.00% of the purchase price if you redeem any or all of the Class A Shares of the Fund during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares of the Fund between 12 and 18 months after purchase. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 1.00% of gross sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the SAI, dated March 1, 2015, of the Fund for more details.

Reducing Your Class A Sales Charges

The Fund permits you to reduce the initial sales charge you pay on Class A Shares by using the Rights of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of the J.P. Morgan Funds or units in New York’s 529 Advisor-Guided College Savings Program (“NY 529 Advisor-Guided Plan) in which you invest (as described below) even if such shares or units are held in accounts with different Financial Intermediaries. You can not include any investments in the JPMorgan 529 Prime Money Market Portfolio, a portfolio in the NY Advisor-Guided Plan, when calculating the reduced sales charges.

In order to obtain any breakpoint reduction in the initial sales charge by utilizing either the Rights of Accumulation or Letter of Intent privileges, you must, before each purchase of Class A Shares, inform your Financial Intermediary or the J.P. Morgan Funds if you have any of the types of accounts described below that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. Class A, Class B and Class C Shares of the J.P. Morgan Funds or units in the NY 529 Advisor-Guided Plan held in the following may be aggregated with new investments in order to calculate the applicable initial sales charge:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.

Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the J.P. Morgan Funds may confirm (1) the value of each of your accounts invested in J.P. Morgan Funds or in the NY 529 Advisor-Guided Plan and (2) the value of the accounts owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Certain Financial Intermediaries may not participate in extending the Rights of Accumulation or Letter of Intent privileges to your holdings in the NY 529 Advisor-Guided Plan. Please check with your Financial Intermediary makes these privileges available with respect to NY 529 Advisor-Guided Plan investments.

Rights of Accumulation: For Class A Shares, an initial sales charge can be reduced by breakpoint discounts based on the size of a single contribution or through Rights of Accumulation (“ROA”). An ROA applies to Account Owners who make a series of additional contributions to any Fund(s). If the combined value of Class A, Class B or Class C of J.P. Morgan Fund Shares or of units in NY 529 Advisor-Guided Plan Portfolios (“NY 529 Portfolios”) held by you or an immediate family member (as described above) reaches a breakpoint discount level, your next contribution will receive the lower sales charge.

Letter of Intent: By signing a Letter of Intent, you may combine the value of Class A, Class B and Class C Shares or of units in the NY 529 Portfolios you already own with the value of Class A and/or Class C Shares or units you plan to buy over a 13-month period to calculate the initial sales charge and any breakpoint discounts. Each purchase that you make during that period will receive the sales charge and breakpoint discount that applies to the total amount you plan to buy. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid pursuant to the Letter of Intent, but the Letter of Intent will not result in any reduction in the amount of any previously paid sales charge.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference and/or adjust the shareholder’s account to reflect the correct number of shares that would be held after deduction of the sales charge. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Fund if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.

Bought by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code), of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Former employees and their immediate family members can make subsequent purchases in accounts established during the employee’s employment. Officers, directors, trustees, retirees and employees, and their immediate family members, of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Share accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly from the Fund and not through a Financial Intermediary. Select

Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Fund’s other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Fund or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a financial intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code.)

5.	Bought by:

•

Group employer-sponsored retirement and deferred compensation plans, and group employer-sponsored benefit plans (including health savings accounts) and trusts used to fund those plans. To be eligible, shares must be held through plan level or omnibus accounts with the Fund. Traditional IRAs, Roth IRAs, SEP, SARSEPs, SIMPLE IRAs, KEOGH’s, individual 401(k) or individual 403(b) plans do not qualify under this waiver.

•

Financial Intermediaries, including affiliates of JPMorgan Chase, who have a dealer arrangement with the Distributor, act in a custodial capacity, or who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting, or other fee for their services.

•

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to investment brokerage programs in which the end shareholder makes investment decisions independent of an financial advisor; these programs may or may not charge a transaction fee.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

6.

Bought with proceeds from the sale of Select Class Shares of a J.P. Morgan Fund or acquired in an exchange of Select Class Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

7.

Bought with proceeds from the sale of Class B Shares of a J.P. Morgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

8.

Bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

9.

Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

10.	Purchased in Individual Retirement Accounts (“IRAs”) established prior to September 2, 2014:

i. that were established through a rollover from a qualified retirement plan for which J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan (an “RPS Rollover IRA”) or an IRA that was subsequently established in connection with the RPS Rollover IRA;

ii. where JPMorgan Institutional Investments Inc. continues to be the broker of record for the IRA; and

iii. where State Street Bank & Trust Company continues to serve as custodian for the IRA.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class C Shares

Class C Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	1.00
After first year	None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Fund.

How the Class C CDSC Is Calculated

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class C Shares, the CDSC is based on the original cost of the shares.

You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class A and Class C CDSC

No sales charge is imposed on redemptions of Shares:

1.

If you participate in a monthly or quarterly Systematic Withdrawal Plan as outlined in “Redeeming Fund Shares — Can I redeem on a systematic basis?” and withdraw no more than the amount permitted to be withdrawn without a CDSC.

2.

Made due to the death or disability of a shareholder. For shareholders that become disabled, the redemption must be made within one year of initial qualification for Social Security disability payments or within one year of becoming disabled as defined in section 72(m)(7) of the Internal Revenue Code. This waiver is only available for accounts opened prior to the shareholder’s disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.

That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

4.	For Class C shares that were purchased prior to December 29, 2014 redemptions that represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

5.

That are part of a Fund-initiated event, such as mergers, liquidations, asset acquisitions and exchange offers to which the Fund is a party, or result from a failure to maintain the required minimum balance in an account. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

6.

Exchanged for the same share class of other J.P. Morgan Funds. Your new Fund will be subject to the CDSC of the Fund from which you exchanged and the current holding period is carried over to your new shares. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?” for more information.

7.	For Class C shares only, if the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No CDSC is imposed on Class C Shares of the Fund if the shares were bought with proceeds from the sale of Class C Shares of a J.P. Morgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class A or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

The Fund has adopted a Distribution Plan under Rule 12b-1 with respect to Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees vary by share class as follows:

1.	Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund attributable to Class A Shares.

2.

Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The J.P. Morgan Funds have directly entered into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub TA Agreements”). Payments made pursuant to such Sub TA Agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such Sub TA Agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of the Fund may be exchanged for Class A Shares of another J.P. Morgan Fund or for another class of the same Fund. Class A Shares of the Fund may be exchanged for Morgan Shares of a J.P. Morgan money market fund.

Class C Shares of the Fund may be exchanged for Class C Shares of another J.P. Morgan Fund.

Class C Shares of any Fund (except any of the J.P. Morgan money market funds) may also be exchanged for Select Class or Institutional Class Shares, if available, of the same Fund provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any contingent deferred sales charge.

For Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Select Class Shares of the Fund may be exchanged for Select Class Shares of another non-money market J.P. Morgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

In general, the same rules and procedures that apply to sales and purchases apply to exchanges. All required documentation must accompany your exchange request in proper form, which may require contacting your Financial Intermediary. All exchanges are based upon the net asset value that is next calculated after the Fund or the Financial Intermediary receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund. The redemption of your shares will be processed at the next calculated net asset value by the Fund whose shares you are redeeming, and your purchase will be processed as of the same time if the Fund into which you wish to exchange also calculates a net asset value at such time or if not, as of such Fund’s next calculated net asset value. The exchange might not be completed on the date on which the order is submitted and, in such case, the proceeds of the redemption may remain uninvested until the exchange is completed. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend, including a money market fund, will accrue a dividend on the day of the redemption. A shareholder that exchanges into shares of a Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange except as specified in “Sales Charges — Class A Shares” or below.

If you exchange Class C Shares of the Fund for Class C Shares of another Fund, you will not pay a sales charge at the time of the exchange, however:

1.

Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged, except that there is no CDSC on Class C Shares of JPMorgan Limited Duration Bond Fund, JPMorgan Short Duration Bond Fund and JPMorgan Short-Intermediate Municipal Bond Fund (collectively, the “Short Bond Funds”) purchased prior to September 3, 2013.

2.	The current holding period for your exchanged Class C Shares, other than exchanged Class C Shares of the Short Bond Funds purchased prior to September 3, 2013, is carried over to your new shares.

3.

If you exchange Class C Shares purposed prior to September 3, 2013 of one of the Short Bond Funds, your new Class C Shares shall be deemed to be held for the required holding period applicable to your new Class C Shares and no CDSC shall be charged.

Are exchanges taxable?

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund generally is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares:

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a preexisting bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or the Financial Intermediary receives your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order, minus the amount of any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

Can I redeem on a systematic basis?

1.	Yes, with respect only to Class A and Class C Shares.

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.

2.	If you select this option, please keep in mind that:

•

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an upfront sales charge. If you own Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

3.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in the Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Fund’s SAI, dated March 1, 2015. New annual systematic withdrawals are not eligible for a waiver of the applicable Class C CDSC. Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5.	You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the Fund.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the minimum investment requirement, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this Prospectus/Information Statement. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption fees or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within 18 months of the establishment of the account.

1.	To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.

If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC, if applicable. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Fund’s SAI, dated March 1, 2015, for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

DISTRIBUTIONS AND TAXES

The Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gain from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally distributes net investment income, if any, at least quarterly. The Fund will distribute its net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gain regardless of how long you have held your shares of the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

If you buy shares of the Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund’s investments in derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold including when it is not advantageous to do so. The Fund’s investments in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the SAI of the Fund, dated March 1, 2015, for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Fund, as discussed in the Fund’s SAI, dated March 1, 2015.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS

For shares of the Fund redeemed after January 1, 2012, your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals made after January 1, 2012.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations purchased after January 1, 2012. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement, except that, with respect to unfulfilled Letters of Intent, the Fund may process corrections up to 15 months after the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for the Fund have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov. In addition, from time to time, the Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

The Fund will disclose its ten largest portfolio holdings and the percentage that each represents of the Fund’s portfolio as of the most recent month end online at www.jpmorganfunds.com, no sooner than ten calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, dated March 1, 2015.

APPENDIX C

INTERESTS OF CERTAIN PERSONS

As of April 15, 2015, the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of the Acquired Fund or Acquiring Fund. Shareholders indicated below holding greater than 25% or more of a Fund are “controlling persons” of that Fund under the 1940 Act.

Fund/Share Class	Name and Address of Owner	Percentage of Class of Shares	Percentage of Fund	Percentage of Combined Fund after Reorganization*
JPMorgan Market Neutral Fund

Class A Shares	MORGAN STANLEY SMITH BARNEY	13.61%	3.05%	0.38%
	HARBORSIDE FINANCIAL CENTER
	PLAZA TWO FL 3
	JERSEY CITY NJ 07311
	PERSHING LLC	10.79%	2.42%	1.21%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052
	NATIONAL FINANCIAL SERVICES LLC	9.08%	2.04%	4.50%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-2010
	CHARLES SCHWAB & CO INC	8.14%	1.83%	1.06%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	101 MONTGOMERY ST
	SAN FRANCISCO CA 94104-4151
	JPMORGAN CLEARING CORP OMNIBUS ACCT**	6.41%	1.44%	0.18%
	FOR THE SOLE BENEFIT OF CUSTOMERS
	3 CHASE METROTECH CENTER
	3RD FLOOR MUTUAL FUND DEPT
	BROOKLYN NY 11245-0001
	MLPF&S FOR THE SOLE BENEFIT OF	5.53%	1.24%	0.15%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484
	UBS WM USA	5.41%	1.21%	0.15%
	OMNI ACCOUNT M/F
	ATTN DEPARTMENT MANAGER
	499 WASHINGTON BLVD FL 9
	JERSEY CITY NJ 07310-2055

Fund/Share Class	Name and Address of Owner	Percentage of Class of Shares	Percentage of Fund	Percentage of Combined Fund after Reorganization*
Class C Shares	FIRST CLEARING LLC	25.08%	4.28%	0.71%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523
	MORGAN STANLEY SMITH BARNEY	22.63%	3.86%	0.66%
	HARBORSIDE FINANCIAL CENTER
	PLAZA TWO FL 3
	JERSEY CITY NJ 07311
	UBS WM USA	13.12%	2.24%	0.34%
	OMNI ACCOUNT M/F
	ATTN DEPARTMENT MANAGER
	499 WASHINGTON BLVD FL 9
	JERSEY CITY NJ 07310-2055
	MLPF&S FOR THE SOLE BENEFIT OF	12.93%	2.21%	0.28%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484
	PERSHING LLC	5.95%	1.01%	0.21%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052
Select Class Shares	UBS WM USA	22.13%	13.39%	1.67%
	OMNI ACCOUNT M/F
	ATTN DEPARTMENT MANAGER
	499 WASHINGTON BLVD FL 9
	JERSEY CITY NJ 07310-2055
	FIRST CLEARING LLC	18.61%	11.26%	1.40%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523
	MORGAN STANLEY SMITH BARNEY	16.09%	9.73%	4.33%
	HARBORSIDE FINANCIAL CENTER
	PLAZA TWO FL 3
	JERSEY CITY NJ 07311
	MLPF&S FOR THE SOLE BENEFIT OF	8.37%	5.06%	0.63%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	4800 DEER LAKE DR EAST 2ND FL
	JACKSONVILLE FL 32246-6484
	CHARLES SCHWAB & CO INC	5.29%	3.20%	0.40%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	101 MONTGOMERY ST
	SAN FRANCISCO CA 94104-4151

Fund/Share Class	Name and Address of Owner	Percentage of Class of Shares	Percentage of Fund	Percentage of Combined Fund after Reorganization*
JPMorgan Research Market Neutral Fund
Class A Shares	NATIONAL FINANCIAL SERVICES LLC	50.01%	4.85%	4.50%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-2010
	PERSHING LLC	10.71%	1.04%	1.21%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052
	CHARLES SCHWAB & CO INC	9.75%	0.95%	1.06%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	101 MONTGOMERY ST
	SAN FRANCISCO CA 94104-4151
	TD AMERITRADE INC FOR THE	7.13%	0.69%	0.60%
	EXCLUSIVE BENEFIT OF OUR CLIENTS
	PO BOX 2226
	OMAHA NE 68103-2226
Class C Shares	STIFEL NICOLAUS & CO INC	31.88%	0.47%	0.41%
	EXCLUSIVE BENEFIT OF CUSTOMERS
	501 N BROADWAY
	SAINT LOUIS MO 63102-2188
	MORGAN STANLEY SMITH BARNEY	13.83%	0.20%	0.66%
	HARBORSIDE FINANCIAL CENTER
	PLAZA TWO FL 3
	JERSEY CITY NJ 07311
	FIRST CLEARING LLC	13.71%	0.20%	0.71%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523
	RAYMOND JAMES	7.74%	0.11%	0.10%
	OMNIBUS FOR MUTUAL FUNDS
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100
	PERSHING LLC	6.69%	0.10%	0.21%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052
	UBS WM USA	5.08%	0.08%	0.34%
	OMNI ACCOUNT M/F
	ATTN DEPARTMENT MANAGER
	499 WASHINGTON BLVD FL 9
	JERSEY CITY NJ 07310-2055

Fund/Share Class	Name and Address of Owner	Percentage of Class of Shares	Percentage of Fund	Percentage of Combined Fund after Reorganization*
Select Class Shares	JPMIM AS AGENT FOR**	31.50%	15.70%	13.75%
	JPMORGAN INVESTOR CONSERVATIVE
	GROWTH FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105
	JPMIM AS AGENT FOR**	31.41%	15.66%	13.71%
	JPMORGAN INVESTOR BALANCED FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105
	JPMIM AS AGENT FOR**	15.59%	7.77%	6.80%
	JPMORGAN INVESTOR GROWTH AND INCOME
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105
	MORGAN STANLEY SMITH BARNEY	7.14%	3.56%	4.33%
	HARBORSIDE FINANCIAL CENTER
	PLAZA TWO FL 3
	JERSEY CITY NJ 07311

*	On a pro forma basis assuming the value of the shareholder’s interest in the Fund on the date of consummation is the same as on April 15, 2015.
**

The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of the Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

As of December 31, 2014, the officers and Trustees of the Trust beneficially owned as a group less than 1% of the outstanding securities of each class of each Fund. The votes of the shareholders of the Acquired Fund and Acquiring Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

PART B

JPMORGAN TRUST I

Statement of Additional Information

May 6, 2015

Acquired Fund	Acquiring Fund

Acquisition of the Assets and Liabilities of	By and in Exchange for Shares of
JPMorgan Market Neutral Fund	JPMorgan Research Market Neutral Fund
(a series of JPMorgan Trust I)	(a series of JPMorgan Trust I)
270 Park Avenue	270 Park Avenue
New York, New York 10017	New York, New York 10017

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Information Statement, dated May 6, 2015, relating specifically to the transfer of all of the assets of the Acquired Fund to the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to those of the Acquired Fund.

To obtain a copy of the Prospectus/Information Statement, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528 or call 1-800-480-4111. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein have the same meanings as are given to them in the Prospectus/Information Statement.

TABLE OF CONTENTS

1.	General Information

2.	Documents Incorporated by Reference, including Financial Statements

3.	Pro Forma Financial Statements and Notes for JPMorgan Market Neutral Fund and JPMorgan Research Market Neutral Fund

GENERAL INFORMATION

For further information about the Reorganization, see the Prospectus/Information Statement.

DOCUMENTS INCORPORATED BY REFERENCE, INCLUDING FINANCIAL STATEMENTS

This Statement of Additional Information of the Acquiring Fund consists of this cover page, the accompanying pro forma financial statements and related notes and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1.	The information concerning the Acquired Fund in the Statement of Additional Information for the J.P. Morgan Specialty Funds, dated March 1, 2015; and

2.	The Financial Statements of the Acquired Fund in the J.P. Morgan Specialty Funds Annual Report filed for the year ended October 31, 2014.

3.	The information concerning the Acquiring Fund in the Statement of Additional Information for the J.P. Morgan Funds, dated March 1, 2015; and

4.	The Financial Statements of the Acquiring Fund as included in the J.P. Morgan Specialty Funds Annual Report filed for the year ended October 31, 2014.

PRO FORMA FINANCIAL STATEMENTS AND NOTES FOR JPMORGAN MARKET NEUTRAL FUND AND JPMORGAN RESEARCH MARKET NEUTRAL FUND

Shown below are the financial statements for the Reorganization as of the dates indicated and pro forma financial statements for the combined Fund (the “Combined Fund”), assuming the Reorganization occurred on October 31, 2014 and with respect to the Statements of Operations as if the Reorganization occurred on November 1, 2013. The first table presents a Schedule of Portfolio Investments for each Fund and pro forma figures for the Combined Fund. The second table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the Combined Fund. The third table presents Statements of Operations for each Fund and estimated pro forma figures for the Combined Fund. These tables are followed by the Notes to the Pro Forma Financial Statements.

JPMorgan Market Neutral Fund/JPMorgan Research Market Neutral Fund

Schedule of Portfolio Investments

As of October 31, 2014 (Unaudited)

(Amounts in thousands)

JPMorgan Market Neutral Fund			JPMorgan Research Market Neutral Fund			Pro Forma Combined Fund
Shares		Value ($)	Shares	Value ($)	Security Description	Shares	Value ($)
					Long Positions — 94.8% (j)
					Common Stock — 92.0%
					Consumer Discretionary — 12.6%
					Automobiles — 0.5%
22		681	127	3,978	General Motors Co.	149	4,659

22		681	127	3,978		149	4,659

					Hotels, Restaurants & Leisure — 1.8%
3		154	21	960	Dunkin' Brands Group, Inc.	24	1,114
18		1,217	106	7,171	Royal Caribbean Cruises Ltd.	124	8,388
6		450	36	2,705	Starbucks Corp.	42	3,155
5		348	30	2,119	Yum! Brands, Inc.	35	2,467

32		2,169	193	12,955		225	15,124

					Household Durables — 1.1%
8		906	51	5,485	Harman International Industries, Inc.	59	6,391
17		326	106	2,030	PulteGroup, Inc.	123	2,356

25		1,232	157	7,515		182	8,747

					Internet & Catalog Retail — 0.3%
—	(h)	353	2	1,990	Priceline Group, Inc. (The) (a)	2	2,343

—	(h)	353	2	1,990		2	2,343

					Media — 5.1%
3		553	21	3,374	Charter Communications, Inc., Class A (a)	24	3,927
11		605	66	3,653	Comcast Corp., Class A	77	4,258
8		527	51	3,233	DISH Network Corp., Class A (a)	59	3,760
34		2,731	210	16,673	Time Warner, Inc.	244	19,404
23		774	147	4,866	Twenty-First Century Fox, Inc., Class B	170	5,640
8		711	48	4,359	Walt Disney Co. (The)	56	5,070

87		5,901	543	36,158		630	42,059

					Multiline Retail — 0.8%
6		404	42	2,613	Dollar General Corp. (a)	48	3,017
8		463	48	2,908	Dollar Tree, Inc. (a)	56	3,371

14		867	90	5,521		104	6,388

					Specialty Retail — 2.4%
—	(h)	199	2	1,218	AutoZone, Inc. (a)	2	1,417
7		692	45	4,359	Home Depot, Inc. (The)	52	5,051
18		1,035	111	6,372	Lowe's Cos., Inc.	129	7,407
1		119	8	730	Tiffany & Co.	9	849
12		787	77	4,882	TJX Cos., Inc. (The)	89	5,669

38		2,832	243	17,561		281	20,393

See notes to pro forma combined financial statements.

2

JPMorgan Market Neutral Fund		JPMorgan Research Market Neutral Fund			Pro Forma Combined Fund
Shares	Value ($)	Shares	Value ($)	Security Description	Shares	Value ($)
				Textiles, Apparel & Luxury Goods — 0.6%
3	518	19	3,198	Ralph Lauren Corp.	22	3,716
3	183	17	1,144	V.F. Corp.	20	1,327

6	701	36	4,342		42	5,043

224	14,736	1,391	90,020	Total Consumer Discretionary	1,615	104,756

				Consumer Staples — 7.0%
				Beverages — 1.9%
13	565	82	3,550	Coca-Cola Enterprises, Inc.	95	4,115
12	1,069	73	6,692	Constellation Brands, Inc., Class A (a)	85	7,761
8	580	48	3,578	Molson Coors Brewing Co., Class B	56	4,158

33	2,214	203	13,820		236	16,034

				Food & Staples Retailing — 0.8%
5	612	27	3,534	Costco Wholesale Corp.	32	4,146
3	297	22	1,898	CVS Health Corp.	25	2,195

8	909	49	5,432		57	6,341

				Food Products — 2.9%
13	684	79	4,126	General Mills, Inc.	92	4,810
3	359	21	2,225	JM Smucker Co. (The)	24	2,584
14	864	84	5,366	Kellogg Co.	98	6,230
42	1,494	260	9,175	Mondelez International, Inc., Class A	302	10,669

72	3,401	444	20,892		516	24,293

				Household Products — 0.6%
1	174	9	1,055	Energizer Holdings, Inc.	10	1,229
5	567	29	3,325	Kimberly-Clark Corp.	34	3,892

6	741	38	4,380		44	5,121

				Tobacco — 0.8%
10	934	64	5,688	Philip Morris International, Inc.	74	6,622

10	934	64	5,688		74	6,622

129	8,199	798	50,212	Total Consumer Staples	927	58,411

				Energy — 2.2%
				Energy Equipment & Services — 0.9%
4	210	24	1,292	Baker Hughes, Inc.	28	1,502
8	450	50	2,774	Halliburton Co.	58	3,224
4	408	25	2,417	Schlumberger Ltd.	29	2,825

16	1,068	99	6,483		115	7,551

				Oil, Gas & Consumable Fuels — 1.3%
3	259	21	1,552	Cheniere Energy, Inc. (a)	24	1,811
3	317	16	1,871	Chevron Corp.	19	2,188
3	236	16	1,458	EQT Corp.	19	1,694
8	286	51	1,795	Marathon Oil Corp.	59	2,081
3	232	15	1,318	Occidental Petroleum Corp.	18	1,550
5	239	30	1,474	TransCanada Corp., (Canada)	35	1,713

25	1,569	149	9,468		174	11,037

41	2,637	248	15,951	Total Energy	289	18,588

See notes to pro forma combined financial statements.

3

JPMorgan Market Neutral Fund		JPMorgan Research Market Neutral Fund			Pro Forma Combined Fund
Shares	Value ($)	Shares	Value ($)	Security Description	Shares	Value ($)
				Financials — 18.6%
				Banks — 3.7%
49	839	298	5,110	Bank of America Corp.	347	5,949
18	977	112	5,998	Citigroup, Inc.	130	6,975
5	173	30	1,084	East West Bancorp, Inc.	35	1,257
9	185	57	1,134	Fifth Third Bancorp	66	1,319
3	279	19	1,641	PNC Financial Services Group, Inc. (The)	22	1,920
30	301	185	1,837	Regions Financial Corp.	215	2,138
2	186	11	1,176	SVB Financial Group	13	1,362
26	1,387	160	8,484	Wells Fargo & Co.	186	9,871

142	4,327	872	26,464		1,014	30,791

				Capital Markets — 4.0%
13	379	79	2,265	Charles Schwab Corp. (The)	92	2,644
4	781	25	4,826	Goldman Sachs Group, Inc. (The)	29	5,607
25	1,031	157	6,341	Invesco Ltd.	182	7,372
45	1,570	273	9,555	Morgan Stanley	318	11,125
11	834	67	5,086	State Street Corp.	78	5,920

98	4,595	601	28,073		699	32,668

				Consumer Finance — 0.4%
15	339	93	2,113	Ally Financial, Inc. (a)	108	2,452
2	173	13	1,060	Capital One Financial Corp.	15	1,233

17	512	106	3,173		123	3,685

				Diversified Financial Services — 0.1%
1	139	4	875	Intercontinental Exchange, Inc.	5	1,014

1	139	4	875		5	1,014

				Insurance — 5.5%
22	2,363	132	14,444	ACE Ltd., (Switzerland)	154	16,807
5	278	30	1,786	Aflac, Inc.	35	2,064
8	407	47	2,496	American International Group, Inc.	55	2,903
11	440	71	2,818	Hartford Financial Services Group, Inc. (The)	82	3,258
31	1,680	195	10,566	MetLife, Inc.	226	12,246
3	286	19	1,682	Prudential Financial, Inc.	22	1,968
15	599	91	3,676	Willis Group Holdings plc, (United Kingdom)	106	4,275
9	293	53	1,803	XL Group plc, (Ireland)	62	2,096

104	6,346	638	39,271		742	45,617

				Real Estate Investment Trusts (REITs) — 4.9%
6	882	35	5,392	AvalonBay Communities, Inc.	41	6,274
14	338	86	2,100	Brixmor Property Group, Inc.	100	2,438
15	423	95	2,597	Corporate Office Properties Trust	110	3,020
27	495	164	2,975	DDR Corp.	191	3,470
19	270	122	1,743	DiamondRock Hospitality Co.	141	2,013
6	331	33	1,931	Extra Space Storage, Inc.	39	2,262
1	24	—	—	Geo Group, Inc. (The)	1	24
9	230	55	1,451	Healthcare Realty Trust, Inc.	64	1,681
9	402	55	2,341	Highwoods Properties, Inc.	64	2,743
11	369	62	2,138	Liberty Property Trust	73	2,507
2	146	13	924	Macerich Co. (The)	15	1,070
8	593	52	3,667	Mid-America Apartment Communities, Inc.	60	4,260

See notes to pro forma combined financial statements.

4

JPMorgan Market Neutral Fund		JPMorgan Research Market Neutral Fund			Pro Forma Combined Fund
Shares	Value ($)	Shares	Value ($)	Security Description	Shares	Value ($)
3	118	19	717	Omega Healthcare Investors, Inc.	22	835
15	627	93	3,890	Prologis, Inc.	108	4,517
1	174	6	1,093	Simon Property Group, Inc.	7	1,267
20	300	115	1,755	Sunstone Hotel Investors, Inc.	135	2,055

166	5,722	1,005	34,714		1,171	40,436

528	21,641	3,226	132,570	Total Financials	3,754	154,211

				Health Care — 9.4%
				Biotechnology — 2.0%
3	490	16	2,966	Alexion Pharmaceuticals, Inc. (a)	19	3,456
3	889	17	5,490	Biogen Idec, Inc. (a)	20	6,379
5	528	29	3,157	Celgene Corp. (a)	34	3,685
4	440	24	2,692	Vertex Pharmaceuticals, Inc. (a)	28	3,132

15	2,347	86	14,305		101	16,652

				Health Care Equipment & Supplies — 1.9%
14	595	81	3,526	Abbott Laboratories	95	4,121
49	649	294	3,910	Boston Scientific Corp. (a)	343	4,559
11	994	68	5,961	Stryker Corp.	79	6,955

74	2,238	443	13,397		517	15,635

				Health Care Providers & Services — 2.7%
5	406	30	2,442	Aetna, Inc.	35	2,848
8	1,132	50	6,957	Humana, Inc.	58	8,089
4	740	22	4,495	McKesson Corp.	26	5,235
8	788	54	5,159	UnitedHealth Group, Inc.	62	5,947

25	3,066	156	19,053		181	22,119

				Pharmaceuticals — 2.8%
24	1,385	145	8,437	Bristol-Myers Squibb Co.	169	9,822
18	1,920	108	11,673	Johnson & Johnson	126	13,593

42	3,305	253	20,110		295	23,415

156	10,956	938	66,865	Total Health Care	1,094	77,821

				Industrials — 15.1%
				Aerospace & Defense — 3.8%
21	2,021	129	12,390	Honeywell International, Inc.	150	14,411
3	388	19	2,259	L-3 Communications Holdings, Inc.	22	2,647
1	161	5	1,015	Precision Castparts Corp.	6	1,176
18	1,917	109	11,701	United Technologies Corp.	127	13,618

43	4,487	262	27,365		305	31,852

				Airlines — 1.5%
19	769	118	4,743	Delta Air Lines, Inc.	137	5,512
19	1,001	115	6,079	United Continental Holdings, Inc. (a)	134	7,080

38	1,770	233	10,822		271	12,592

				Construction & Engineering — 1.6%
26	1,756	164	10,906	Fluor Corp.	190	12,662

26	1,756	164	10,906		190	12,662

See notes to pro forma combined financial statements.

5

JPMorgan Market Neutral Fund		JPMorgan Research Market Neutral Fund			Pro Forma Combined Fund
Shares	Value ($)	Shares	Value ($)	Security Description	Shares	Value ($)
				Electrical Equipment — 2.0%
20	1,341	120	8,172	Eaton Corp. plc	140	9,513
15	974	91	5,849	Emerson Electric Co.	106	6,823

35	2,315	211	14,021		246	16,336

				Machinery — 1.5%
3	193	19	1,177	Ingersoll-Rand plc	22	1,370
15	979	93	6,044	PACCAR, Inc.	108	7,023
6	582	38	3,574	SPX Corp.	44	4,156

24	1,754	150	10,795		174	12,549

				Road & Rail — 4.7%
11	2,194	65	13,395	Canadian Pacific Railway Ltd., (Canada)	76	15,589
19	661	113	4,032	CSX Corp.	132	4,693
1	151	8	863	Norfolk Southern Corp.	9	1,014
21	2,490	131	15,255	Union Pacific Corp.	152	17,745

52	5,496	317	33,545		369	39,041

218	17,578	1,337	107,454	Total Industrials	1,555	125,032

				Information Technology — 15.6%
				Communications Equipment — 1.1%
16	1,253	98	7,717	QUALCOMM, Inc.	114	8,970

16	1,253	98	7,717		114	8,970

				Internet Software & Services — 2.9%
9	646	52	3,907	Facebook, Inc., Class A (a)	61	4,553
2	1,293	14	7,837	Google, Inc., Class A (a)	16	9,130
3	1,495	16	9,113	Google, Inc., Class C (a)	19	10,608

14	3,434	82	20,857		96	24,291

				IT Services — 3.0%
12	937	71	5,719	Accenture plc, (Ireland), Class A	83	6,656
3	714	15	4,279	Alliance Data Systems Corp. (a)	18	4,993
13	645	80	3,888	Cognizant Technology Solutions Corp., Class A (a)	93	4,533
6	357	38	2,219	Fidelity National Information Services, Inc.	44	2,576
3	813	20	4,925	Visa, Inc., Class A	23	5,738

37	3,466	224	21,030		261	24,496

				Semiconductors & Semiconductor Equipment — 6.6%
23	501	134	2,958	Applied Materials, Inc.	157	3,459
26	2,204	157	13,535	Avago Technologies Ltd., (Singapore)	183	15,739
27	1,133	169	7,065	Broadcom Corp., Class A	196	8,198
6	124	41	811	Freescale Semiconductor Ltd. (a)	47	935
17	1,384	108	8,564	KLA-Tencor Corp.	125	9,948
24	1,858	146	11,375	Lam Research Corp.	170	13,233
26	483	153	2,817	Teradyne, Inc.	179	3,300

149	7,687	908	47,125		1,057	54,812

				Software — 2.0%
16	1,116	95	6,640	Adobe Systems, Inc. (a)	111	7,756
9	595	57	3,668	Citrix Systems, Inc. (a)	66	4,263

See notes to pro forma combined financial statements.

6

JPMorgan Market Neutral Fund		JPMorgan Research Market Neutral Fund			Pro Forma Combined Fund
Shares	Value ($)	Shares	Value ($)	Security Description	Shares	Value ($)
11	539	68	3,202	Microsoft Corp.	79	3,741
1	108	9	769	VMware, Inc., Class A (a)	10	877

37	2,358	229	14,279		266	16,637

253	18,198	1,541	111,008	Total Information Technology	1,794	129,206

				Materials — 5.6%
				Chemicals — 2.4%
3	179	19	1,092	Albemarle Corp.	22	1,271
2	245	14	1,502	Ashland, Inc.	16	1,747
10	406	65	2,635	Axiall Corp.	75	3,041
14	674	83	4,095	Dow Chemical Co. (The)	97	4,769
11	776	69	4,772	E.I. du Pont de Nemours & Co.	80	5,548
11	479	64	2,840	Mosaic Co. (The)	75	3,319

51	2,759	314	16,936		365	19,695

				Containers & Packaging — 0.5%
14	652	81	3,863	Crown Holdings, Inc. (a)	95	4,515

14	652	81	3,863		95	4,515

				Metals & Mining — 2.7%
132	2,204	803	13,463	Alcoa, Inc.	935	15,667
54	304	314	1,788	Alumina Ltd., (Australia), ADR (a)	368	2,092
17	682	104	4,180	United States Steel Corp.	121	4,862

203	3,190	1,221	19,431		1,424	22,621

268	6,601	1,616	40,230	Total Materials	1,884	46,831

				Telecommunication Services — 0.8%
				Diversified Telecommunication Services — 0.8%
17	856	110	5,508	Verizon Communications, Inc.	127	6,364

17	856	110	5,508	Total Telecommunication Services	127	6,364

				Utilities — 5.1%
				Electric Utilities — 3.1%
24	1,502	147	9,206	Edison International	171	10,708
6	490	35	2,974	Entergy Corp.	41	3,464
21	755	127	4,632	Exelon Corp.	148	5,387
8	808	50	4,961	NextEra Energy, Inc.	58	5,769

59	3,555	359	21,773		418	25,328

				Multi-Utilities — 2.0%
9	226	58	1,414	CenterPoint Energy, Inc.	67	1,640
16	513	96	3,126	CMS Energy Corp.	112	3,639
11	790	68	4,827	Dominion Resources, Inc.	79	5,617
11	475	66	2,765	NiSource, Inc.	77	3,240
3	354	20	2,200	Sempra Energy	23	2,554

50	2,358	308	14,332		358	16,690

109	5,913	667	36,105	Total Utilities	776	42,018

1,943	107,315	11,872	655,923	Total Common Stocks (Cost $97,537, $486,710 and $584,247, respectively)	13,815	763,238

See notes to pro forma combined financial statements.

7

JPMorgan Market Neutral Fund			JPMorgan Research Market Neutral Fund			Pro Forma Combined Fund
Shares		Value ($)	Shares	Value ($)	Security Description	Shares	Value ($)
					Short-Term Investment — 2.8%
					Investment Company — 2.7%
3,080		3,080	19,100	19,100	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $ 64,937)	22,180	22,180

						Principal Amount ($)
					U.S. Treasury Obligation — 0.1%
—		—	1,060	1,060	U.S. Treasury Bills, 0.054%, 05/28/15 (k) (n)	1,060	1,060

3,080		3,080	20,160	20,160	Total Short-Term Investment (Cost $3,080, $20,160 and $23,240, respectively)		23,240
5,023		110,395	32,032	676,083	Total Investments — 94.8% (Cost $100,617, $506,870 and $607,487, respectively)		786,478
		5,684		37,777	Other Assets in Excess of Liabilities — 5.2% (c)		43,461

		116,079		713,860	NET ASSETS — 100%		$829,939

					Short Positions — 91.9%
					Common Stock — 91.9%
					Consumer Discretionary — 13.1%
					Auto Components — 0.9%
2		160	11	1,000	Autoliv, Inc., (Sweden)	13	1,160
15		839	93	5,320	BorgWarner, Inc.	108	6,159

17		999	104	6,320		121	7,319

					Automobiles — 0.7%
55		771	335	4,720	Ford Motor Co.	390	5,491

55		771	335	4,720		390	5,491

					Diversified Consumer Services — 0.2%
—	(h)	255	2	1,755	Graham Holdings Co., Class B	2	2,010

—	(h)	255	2	1,755		2	2,010

					Hotels, Restaurants & Leisure — 2.8%
—	(h)	118	1	638	Chipotle Mexican Grill, Inc. (a)	1	756
6		307	34	1,808	Choice Hotels International, Inc.	40	2,115
8		404	49	2,522	Darden Restaurants, Inc.	57	2,926
39		980	237	5,985	Hilton Worldwide Holdings, Inc. (a)	276	6,965
8		628	49	3,689	Marriott International, Inc., Class A	57	4,317
8		779	52	4,883	McDonald's Corp.	60	5,662

69		3,216	422	19,525		491	22,741

					Internet & Catalog Retail — 1.8%
1		283	6	1,802	Amazon.com, Inc. (a)	7	2,085
74		540	456	3,331	Groupon, Inc. (a)	530	3,871
3		1,267	20	7,738	Netflix, Inc. (a)	23	9,005

78		2,090	482	12,871		560	14,961

					Leisure Products — 1.3%
14		830	86	4,965	Hasbro, Inc.	100	5,795
23		709	136	4,238	Mattel, Inc.	159	4,947

37		1,539	222	9,203		259	10,742

See notes to pro forma combined financial statements.

8

JPMorgan Market Neutral Fund			JPMorgan Research Market Neutral Fund			Pro Forma Combined Fund
Shares		Value ($)	Shares	Value ($)	Security Description	Shares	Value ($)
					Media — 3.4%
12		724	74	4,482	AMC Networks, Inc., Class A (a)	86	5,206
13		450	76	2,697	Discovery Communications, Inc., Class A (a)	89	3,147
8		280	47	1,659	Discovery Communications, Inc., Class C (a)	55	1,939
28		540	172	3,333	Interpublic Group of Cos., Inc. (The)	200	3,873
36		535	173	2,605	News Corp., Class B (a)	209	3,140
17		1,290	102	7,855	Scripps Networks Interactive, Inc., Class A	119	9,145
4		271	22	1,613	Viacom, Inc., Class B	26	1,884

118		4,090	666	24,244		784	28,334

					Multiline Retail — 0.6%
10		646	64	3,969	Target Corp.	74	4,615

10		646	64	3,969		74	4,615

					Specialty Retail — 0.4%
7		450	40	2,667	Bed Bath & Beyond, Inc. (a)	47	3,117
1		230	8	1,354	O'Reilly Automotive, Inc. (a)	9	1,584

8		680	48	4,021		56	4,701

					Textiles, Apparel & Luxury Goods — 1.0%
6		561	37	3,421	NIKE, Inc., Class B	43	3,982
9		567	53	3,502	Under Armour, Inc., Class A (a)	62	4,069

15		1,128	90	6,923		105	8,051

407		15,414	2,435	93,551	Total Consumer Discretionary	2,842	108,965

					Consumer Staples — 8.2%
					Beverages — 0.6%
—	(h)	116	3	772	Boston Beer Co., Inc. (The), Class A (a)	3	888
7		633	40	3,730	Brown-Forman Corp., Class B	47	4,363

7		749	43	4,502		50	5,251

					Food & Staples Retailingv — 1.9%
26		1,003	155	5,955	Sysco Corp.	181	6,958
9		665	54	4,103	Wal-Mart Stores, Inc.	63	4,768
13		524	82	3,229	Whole Foods Market, Inc.	95	3,753

48		2,192	291	13,287		339	15,479

					Food Products — 3.1%
22		772	137	4,699	ConAgra Foods, Inc.	159	5,471
11		1,019	64	6,105	Hershey Co. (The)	75	7,124
11		632	69	3,888	Kraft Foods Group, Inc.	80	4,520
12		1,231	75	7,458	Mead Johnson Nutrition Co.	87	8,689

56		3,654	345	22,150		401	25,804

					Household Products — 2.0%
19		1,387	120	8,653	Church & Dwight Co., Inc.	139	10,040
10		975	58	5,721	Clorox Co. (The)	68	6,696

29		2,362	178	14,374		207	16,736

See notes to pro forma combined financial statements.

9

JPMorgan Market Neutral Fund		JPMorgan Research Market Neutral Fund			Pro Forma Combined Fund
Shares	Value ($)	Shares	Value ($)	Security Description	Shares	Value ($)
				Tobacco — 0.6%
15	719	91	4,385	Altria Group, Inc.	106	5,104

15	719	91	4,385		106	5,104

155	9,676	948	58,698	Total Consumer Staples	1,103	68,374

				Energy — 2.6%
				Energy Equipment & Services — 0.5%
4	245	27	1,485	FMC Technologies, Inc. (a)	31	1,730
—	—	65	2,587	Tenaris S.A., (Luxembourg), ADR	65	2,587

4	245	92	4,072		96	4,317

				Oil, Gas & Consumable Fuels — 2.1%
6	453	38	2,713	ConocoPhillips	44	3,166
6	299	40	1,908	Enbridge, Inc. (Canada)	46	2,207
7	657	42	4,033	Exxon Mobil Corp.	49	4,690
4	215	27	1,415	Murphy Oil Corp.	31	1,630
8	460	48	2,817	ONEOK, Inc.	56	3,277
9	356	56	2,207	Spectra Energy Corp.	65	2,563

40	2,440	251	15,093		291	17,533

44	2,685	343	19,165	Total Energy	387	21,850

				Financials — 18.6%
				Banks — 5.4%
27	501	144	2,707	Associated Banc-Corp.	171	3,208
20	459	117	2,694	BancorpSouth, Inc.	137	3,153
17	985	103	6,007	Bank of Hawaii Corp.	120	6,992
6	302	41	1,948	Comerica, Inc.	47	2,250
8	607	46	3,701	Cullen/Frost Bankers, Inc.	54	4,308
30	389	179	2,302	First Horizon National Corp.	209	2,691
9	312	53	1,876	Hancock Holding Co.	62	2,188
3	330	17	2,028	M&T Bank Corp.	20	2,358
6	340	35	2,096	Prosperity Bancshares, Inc.	41	2,436
5	566	29	3,501	Signature Bank (a)	34	4,067
17	432	105	2,660	Synovus Financial Corp.	122	3,092
10	597	62	3,715	UMB Financial Corp.	72	4,312
45	449	283	2,823	Valley National Bancorp	328	3,272

203	6,269	1,214	38,058		1,417	44,327

				Capital Markets — 2.4%
1	178	8	1,022	Ameriprise Financial, Inc.	9	1,200
31	978	196	6,113	Federated Investors, Inc., Class B	227	7,091
15	860	94	5,250	Franklin Resources, Inc.	109	6,110
2	164	17	1,140	Northern Trust Corp.	19	1,304
8	659	46	3,752	T. Rowe Price Group, Inc.	54	4,411

57	2,839	361	17,277		418	20,116

				Diversified Financial Services — 0.2%
6	247	36	1,570	NASDAQ OMX Group, Inc. (The)	42	1,817

6	247	36	1,570		42	1,817

				Insurance — 5.3%
15	964	90	5,850	Allstate Corp. (The)	105	6,814
6	492	35	3,001	Aon plc, (United Kingdom)	41	3,493

See notes to pro forma combined financial statements.

10

JPMorgan Market Neutral Fund		JPMorgan Research Market Neutral Fund			Pro Forma Combined Fund
Shares	Value ($)	Shares	Value ($)	Security Description	Shares	Value ($)
10	591	64	3,621	Arch Capital Group Ltd. (Bermuda) (a)	74	4,212
10	1,030	61	6,011	Chubb Corp. (The)	71	7,041
9	471	52	2,734	Principal Financial Group, Inc.	61	3,205
34	896	207	5,472	Progressive Corp. (The)	241	6,368
18	932	106	5,632	Torchmark Corp.	124	6,564
17	875	104	5,350	W.R. Berkley Corp.	121	6,225

119	6,251	719	37,671		838	43,922

				Real Estate Investment Trusts (REITs) — 5.0%
14	211	87	1,339	Brandywine Realty Trust	101	1,550
6	402	37	2,553	Equity Residential	43	2,955
4	526	25	3,229	Federal Realty Investment Trust	29	3,755
1	25	—	—	Geo Group, Inc. (The)	1	25
3	248	22	1,564	Health Care REIT, Inc.	25	1,812
7	471	44	2,798	Home Properties, Inc.	51	3,269
18	500	93	2,531	Hudson Pacific Properties, Inc.	111	3,031
13	336	85	2,111	Kimco Realty Corp.	98	2,447
20	272	127	1,707	Medical Properties Trust, Inc.	147	1,979
8	179	52	1,110	Pennsylvania Real Estate Investment Trust	60	1,289
10	467	64	2,932	Realty Income Corp.	74	3,399
3	397	21	2,372	SL Green Realty Corp.	24	2,769
7	243	40	1,427	Tanger Factory Outlet Centers, Inc.	47	1,670
17	508	104	3,153	UDR, Inc.	121	3,661
8	545	50	3,453	Ventas, Inc.	58	3,998
18	512	108	3,041	Washington Real Estate Investment Trust	126	3,553

157	5,842	959	35,320		1,116	41,162

				Thrifts & Mortgage Finance — 0.3%
27	388	159	2,329	People's United Financial, Inc.	186	2,717

27	388	159	2,329		186	2,717

569	21,836	3,448	132,225	Total Financials	4,017	154,061

				Health Care — 10.0%
				Biotechnology — 1.2%
9	1,390	51	8,336	Amgen, Inc.	60	9,726

9	1,390	51	8,336		60	9,726

				Health Care Equipment & Supplies — 2.9%
11	741	65	4,580	Baxter International, Inc.	76	5,321
4	464	22	2,883	Becton, Dickinson & Co.	26	3,347
14	979	88	6,018	Medtronic, Inc.	102	6,997
3	248	17	1,447	Varian Medical Systems, Inc. (a)	20	1,695
9	945	52	5,807	Zimmer Holdings, Inc.	61	6,752

41	3,377	244	20,735		285	24,112

				Health Care Providers & Services — 2.5%
11	903	65	5,577	AmerisourceBergen Corp.	76	6,480
13	1,001	76	5,996	Cardinal Health, Inc.	89	6,997
9	301	54	1,796	Premier, Inc., Class A (a)	63	2,097
5	678	33	4,155	WellPoint, Inc.	38	4,833

38	2,883	228	17,524		266	20,407

See notes to pro forma combined financial statements.

11

JPMorgan Market Neutral Fund		JPMorgan Research Market Neutral Fund			Pro Forma Combined Fund
Shares	Value ($)	Shares	Value ($)	Security Description	Shares	Value ($)
				Health Care Technology — 0.2%
17	259	108	1,635	Quality Systems, Inc.	125	1,894

17	259	108	1,635		125	1,894

				Pharmaceuticals — 3.2%
10	630	60	3,801	AbbVie, Inc.	70	4,431
21	1,395	131	8,678	Eli Lilly & Co.	152	10,073
57	1,695	348	10,423	Pfizer, Inc.	405	12,118

88	3,720	539	22,902		627	26,622

193	11,629	1,170	71,132	Total Health Care	1,363	82,761

				Industrials — 14.2%
				Aerospace & Defense — 5.0%
14	1,760	87	10,830	Boeing Co. (The)	101	12,590
15	2,800	90	17,208	Lockheed Martin Corp.	105	20,008
12	1,212	73	7,568	Raytheon Co.	85	8,780

41	5,772	250	35,606		291	41,378

				Air Freight & Logistics — 0.7%
8	796	47	4,878	United Parcel Service, Inc., Class B	55	5,674

8	796	47	4,878		55	5,674

				Commercial Services & Supplies — 0.2%
7	250	41	1,484	ADT Corp. (The)	48	1,734

7	250	41	1,484		48	1,734

				Electrical Equipment — 0.9%
9	1,037	57	6,370	Rockwell Automation, Inc.	66	7,407

9	1,037	57	6,370		66	7,407

				Industrial Conglomerates — 2.7%
8	1,158	45	6,874	3M Co.	53	8,032
6	461	35	2,846	Danaher Corp.	41	3,307
61	1,587	378	9,766	General Electric Co.	439	11,353

75	3,206	458	19,486		533	22,692

				Machinery — 1.9%
6	565	35	3,570	Caterpillar, Inc.	41	4,135
3	282	20	1,728	Deere & Co.	23	2,010
10	773	60	4,750	Dover Corp.	70	5,523
6	591	39	3,573	Illinois Tool Works, Inc.	45	4,164

25	2,211	154	13,621		179	15,832

				Road & Rail — 2.0%
50	1,260	307	7,712	Heartland Express, Inc.	357	8,972
12	348	67	1,965	Knight Transportation, Inc.	79	2,313
28	777	165	4,537	Werner Enterprises, Inc.	193	5,314

90	2,385	539	14,214		629	16,599

12

See notes to pro forma combined financial statements.

JPMorgan Market Neutral Fund		JPMorgan Research Market Neutral Fund			Pro Forma Combined Fund
Shares	Value ($)	Shares	Value ($)	Security Description	Shares	Value ($)
				Trading Companies & Distributors — 0.8%
14	613	85	3,752	Fastenal Co.	99	4,365
5	301	28	1,769	GATX Corp.	33	2,070

19	914	113	5,521		132	6,435

274	16,571	1,659	101,180	Total Industrials	1,933	117,751

				Information Technology — 12.4%
				Internet Software & Services — 0.7%
18	799	113	4,910	AOL, Inc. (a)	131	5,709

18	799	113	4,910		131	5,709

				IT Services — 2.5%
12	997	73	5,962	Automatic Data Processing, Inc.	85	6,959
3	413	15	2,531	International Business Machines Corp.	18	2,944
17	815	107	5,027	Paychex, Inc.	124	5,842
10	349	65	2,183	Total System Services, Inc.	75	2,532
11	332	66	2,044	Vantiv, Inc., Class A (a)	77	2,376

53	2,906	326	17,747		379	20,653

				Semiconductors & Semiconductor Equipment — 8.0%
139	390	874	2,446	Advanced Micro Devices, Inc. (a)	1,013	2,836
42	1,431	260	8,919	Altera Corp.	302	10,350
5	230	29	1,449	Analog Devices, Inc.	34	1,679
70	2,396	431	14,662	Intel Corp.	501	17,058
39	1,677	220	9,418	Linear Technology Corp.	259	11,095
26	750	156	4,574	Maxim Integrated Products, Inc.	182	5,324
104	2,032	630	12,304	NVIDIA Corp.	734	14,336
24	523	146	3,217	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	170	3,740

449	9,429	2,746	56,989		3,195	66,418

				Software — 1.2%
3	222	16	1,435	Intuit, Inc.	19	1,657
15	577	90	3,526	Oracle Corp.	105	4,103
3	168	17	972	Red Hat, Inc. (a)	20	1,140
7	462	43	2,758	Salesforce.com, Inc. (a)	50	3,220

28	1,429	166	8,691		194	10,120

548	14,563	3,351	88,337	Total Information Technology	3,899	102,900

				Materials — 5.4%
				Chemicals — 3.9%
4	505	23	3,044	Air Products & Chemicals, Inc.	27	3,549
9	419	55	2,558	Cabot Corp.	64	2,977
4	333	25	2,052	Eastman Chemical Co.	29	2,385
9	1,008	56	6,262	Ecolab, Inc.	65	7,270
4	363	25	2,254	LyondellBasell Industries N.V., Class A	29	2,617
10	262	59	1,541	OM Group, Inc.	69	1,803
11	1,445	71	8,914	Praxair, Inc.	82	10,359
1	235	6	1,423	Sherwin-Williams Co. (The)	7	1,658

52	4,570	320	28,048		372	32,618

See notes to pro forma combined financial statements.

13

JPMorgan Market Neutral Fund		JPMorgan Research Market Neutral Fund			Pro Forma Combined Fund
Shares	Value ($)	Shares	Value ($)	Security Description	Shares	Value ($)
				Containers & Packaging — 0.5%
2	112	11	696	Ball Corp.	13	808
8	307	47	1,816	Bemis Co., Inc.	55	2,123
3	113	16	693	MeadWestvaco Corp.	19	806

13	532	74	3,205		87	3,737

				Metals & Mining — 1.0%
41	466	276	3,104	Cliffs Natural Resources, Inc.	317	3,570
13	723	81	4,382	Nucor Corp.	94	5,105

54	1,189	357	7,486		411	8,675

119	6,291	751	38,739	Total Materials	870	45,030

				Telecommunication Services — 2.2%
				Diversified Telecommunication Services — 2.1%
69	2,397	421	14,667	AT&T, Inc.	490	17,064

69	2,397	421	14,667		490	17,064

				Wireless Telecommunication Services — 0.1%
23	139	143	848	Sprint Corp. (a)	166	987

23	139	143	848		166	987

92	2,536	564	15,515	Total Telecommunication Services	656	18,051

				Utilities — 5.2%
				Electric Utilities — 2.9%
17	827	102	5,044	Northeast Utilities	119	5,871
7	238	40	1,408	PPL Corp.	47	1,646
51	2,349	311	14,423	Southern Co. (The)	362	16,772

75	3,414	453	20,875		528	24,289

				Gas Utilities — 0.6%
10	664	60	4,147	National Fuel Gas Co.	70	4,811

10	664	60	4,147		70	4,811

				Multi-Utilities — 1.7%
16	695	103	4,361	Ameren Corp.	119	5,056
8	497	49	3,073	Consolidated Edison, Inc.	57	3,570
6	303	39	1,977	PG&E Corp.	45	2,280
8	433	44	2,421	SCANA Corp.	52	2,854

38	1,928	235	11,832		273	13,760

123	6,006	748	36,854	Total Utilities	871	42,860

2,524	107,207	15,417	655,396	Total Securities Sold Short (Proceeds $100,397, $576,663 and $677,060, respectively)	17,941	762,603

See notes to pro forma combined financial statements.

14

Futures Contracts

JPMorgan Market Neutral Fund
Number of Contracts	Description	Expiration Date	Notional Value at October 31, 2014	Net Unrealized Appreciation (Depreciation)
(9)	Short Futures Outstanding E-mini S&P 500	12/19/14	$(905)	$(26)

JPMorgan Research Market Neutral Fund
Number of Contracts	Description	Expiration Date	Notional Value at October 31, 2014	Net Unrealized Appreciation (Depreciation)
(56)	Short Futures Outstanding E-mini S&P 500	12/19/14	$(5,632)	$(218)

Pro Forma Combined Fund
Number of Contracts	Description	Expiration Date	Notional Value at October 31, 2014	Net Unrealized Appreciation (Depreciation)
(65)	Short Futures Outstanding E-mini S&P 500	12/19/14	$(6,537)	$(244)

ADR — American Depositary Receipt

(a)	Non-income producing security.
(b)	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	Included in this amount is cash segregated as collateral for futures contracts.
(g)	Amount rounds to less than 0.1%.
(h)	Amount rounds to less than one thousand (shares or dollars).
(j)	All or a portion of these securities are segregated for short sales.
(k)	All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	The rate shown is the current yield as of October 31, 2014.
(n)	The rate shown is the effective yield at the date of purchase.

See notes to pro forma combined financial statements.

15

JPMorgan Market Neutral Fund/JPMorgan Research Market Neutral Fund

Pro Forma Combined Statement of Assets and Liabilities

As of October 31, 2014 (Unaudited)

(Amounts in thousands)

	Acquired Fund	Acquiring Fund
	JPMorgan Market Neutral Fund	JPMorgan Research Market Neutral Fund	Pro Forma Adjustments		Pro Forma Combined Fund
Assets:
Investments in non-affiliated securities, at value	$107,315	$656,983	—		$764,298
Investments in affiliates, at value	3,080	19,100	—		22,180

Total investment securities, at fair value	110,395	676,083	—		786,478
Cash		67	(21	)(a)	46
Foreign currency, at value
Deposit at broker for securities sold short	112,841	689,781	—		802,622
Deposit at broker for futures contracts	145		—		145
Receivables:
Investment securities sold	12,044	73,943	—		85,987
Fund shares sold	75	342	—		417
Interest and dividends from non-affiliates	65	399	—		464
Dividends from affiliates	— (b)	1	—		1

Total Assets	235,565	1,440,616	(21)		1,676,160

Liabilities:
Payables:
Due to custodian	21	—	(21	)(a)	—
Securities sold short, at value	107,207	655,396	—		762,603
Dividend expense to non-affiliates on securities sold short	139	857	—		996
Investment securities purchased	11,257	68,945	—		80,202
Interest expense to non-affiliates on securities sold short	31	95	—		126
Fund shares redeemed	269	511	—		780
Variation margin on futures contracts	9	58	—		67
Accrued liabilities:
Investment advisory fees	74	553	(108	)(c)	519
Administration fees	5	38	—		43
Distribution fees	18	25	—		43
Shareholder servicing fees	25	94	—		119
Custodian and accounting fees	129	36	—		165
Trustees' and Chief Compliance Officer's fees	1	1	—		2
Other	301	147	108	(c)	556

Total Liabilities	119,486	726,756	(21)		846,221

Net Assets	$116,079	$713,860	—		$829,939

Net Assets:
Paid-in capital	$211,520	$661,260	—		$872,780
Accumulated undistributed (distributions in excess of) net investment income	(3,251)	(11,815)	—		(15,066)
Accumulated net realized gains (losses)	(95,132)	(25,847)	—		(120,979)
Net unrealized appreciation (depreciation)	2,942	90,262	—		93,204

Total Net Assets	$116,079	$713,860	—		$829,939

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See notes to pro forma combined financial statements.

	Acquired Fund	Acquiring Fund
	JPMorgan Market Neutral Fund	JPMorgan Research Market Neutral Fund	Pro Forma Adjustments		Pro Forma Combined Fund
Net Assets:
Class A	$27,970	$82,477	—		$110,447	(d)
Class B	—	330	—		330	(d)
Class C	19,568	10,933	—		30,501	(d)
Institutional Class	—	271,595	—		271,595	(d)
Select Class	68,541	348,525	—		417,066	(d)

Total	116,079	713,860	—		829,939

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,897	5,436	(53	)(e)	7,280
Class B	—	23	—		23
Class C	1,374	755	(23	)(e)	2,106
Institutional Class	—	17,118	—		17,118
Select Class	4,563	22,251	(186	)(e)	26,628

	7,834	45,583	(262)		53,155

Net Asset Value (f):
Class A—Redemption price per share	$14.74	$15.17			$15.17
Class B—Offering price per share (g)	—	14.48			14.48
Class C—Offering price per share (g)	14.24	14.48			14.48
Institutional Class—Offering and redemption price per share	—	15.87			15.87
Select Class—Offering and redemption price per share	15.02	15.66			15.66
Class A maximum sales charge	5.25%	5.25%			5.25%
Class A maximum public offering price per share
[net asset value per share / (100%—maximum sales charge)]	$15.56	$16.01			$16.01
Cost of investments in non-affiliates	$97,537	$487,770			$585,307
Cost of investments in affiliates	3,080	19,100			22,180
Proceeds from securities sold short	100,397	576,663			677,060

(a)	Reflects the netting of amounts receivable and payable to and from the custodian.
(b)	Amount rounds to less than $1,000.
(c)	Each Fund’s adviser or administrator will waive their fees and/or reimburse the Funds in an amount sufficient to offset the costs incurred by each Fund relating to the Reorganization.
(d)	Reflects the total combined net assets due to the merger.
(e)	Reflects the adjustment to the number of shares outstanding due to the merger.
(f)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(g)	Redemption price for Class B and Class C Shares varies based upon the length of time the shares are held.

See notes to pro forma combined financial statements.

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JPMorgan Market Neutral Fund/JPMorgan Research Market Neutral Fund

Pro Forma Combined Statement of Operations

For the Twelve Month Period Ended October 31, 2014 (Unaudited)

(Amounts in thousands)

	Target Fund	Acquiring Fund
	JPMorgan Market Neutral Fund	JPMorgan Research Market Neutral Fund	Pro Forma Adjustments		Pro Forma Combined Fund
Investment Income:
Dividend income from non-affiliates	$2,589	$11,324	$—		$13,913
Dividend income from affiliates	3	8	—		11

Total Investment Income	2,592	11,332	—		13,924

Expenses:
Investment advisory fees	2,359	9,047	(126	)(a)	11,280
Administration fees	148	600	—		748
Business management fees	—	—	—		—
Distribution fees:
Class A	142	223	—		365
Class B	—	3	—		3
Class C	169	90	—		259
Class R2	—	—	—		—
Shareholder servicing fees:
Class A	142	223	—		365
Class B	—	1	—		1
Class C	56	30	—		86
Class R2	—	—	—		—
Class R5	—	—	—		—
Institutional Class	—	301	—		301
Select Class	248	802	—		1,050
Custodian and accounting fees	172	54	(21	)(b)	205
Interest expense to affiliates	— (c)	—	—		— (c)
Professional fees	68	74	(60	)(b)	82
Trustees' and Chief Compliance Officer's fees	1	7	—		8
Printing and Mailing costs	22	44	(9	)(b)	57
Registration and filing fees	78	86	(42	)(b)	122
Transfer agent fees	233	218	(5	)(b)	446
Other	32	45	(5	)(b)	72
Dividend expense to non-affiliates on securities sold short	3,485	15,518	—		19,003
Interest expense to non-affiliates on securities sold short	633	1,374	—		2,007

Total Expenses	7,988	28,740	(268)		36,460

Less amounts waived	(1,251)	(3,347)	156	(a)	(4,442)

Net Expenses	6,737	25,393	(112)		32,018

Net Investment Income (Loss)	(4,145)	(14,061)	112		(18,094)

Realized/Unrealized Gains (Losses):
Net realized gains (losses) on transactions from:
Investments in non-affiliates	36,310	127,829	—		164,139
Investments in affiliates	—	— (c)	—		— (c)
Futures	(241)	(1,166)	—		(1,407)
Securities sold short	(29,092)	(109,571)	—		(138,663)

Net realized gain (loss)	6,977	17,092	—		24,069

Distributions of capital gains received from investment company affiliates	—	1			1
Change in unrealized appreciation/depreciation of:
Investments in non-affiliates	(5,697)	(9,766)	—		(15,463)
Futures	(26)	(226)	—		(252)
Securities sold short	8,520	38,210	—		46,730

Change in net unrealized appreciation/depreciation	2,797	28,218	—		31,015

Net realized/unrealized gains (losses)	9,774	45,311	—		55,085

Changes in net assets resulting from operations	$5,629	$31,250	$112		$36,991

(a)	Based on the contract in effect for the surviving fund.
(b)	Decrease due to the elimination of duplicate expenses achieved by merging the funds.
(c)	Amount rounds to less than $1,000.

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See notes to pro forma combined financial statements.

JPMorgan Market Neutral Fund

JPMorgan Research Market Neutral Fund

Notes to Pro Forma Financial Statements

As of October 31, 2014 (Unaudited)

1. Basis of Combination

The accompanying unaudited Pro Forma Combined Portfolio of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations (“Pro Forma Combined statements”) for the twelve months ended October 31, 2014, reflect the accounts of JPMorgan Market Neutral Fund (“Market Neutral Fund”), and JPMorgan Research Market Neutral Fund (“Research Market Neutral Fund”), each individually a separate fund of JPMorgan Trust I, each a “Fund”. Following the combination, Research Market Neutral Fund will be the accounting survivor.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of Market Neutral Fund for shares of Research Market Neutral Fund will be treated as a tax-free reorganization and accordingly, the tax-free reorganization will be accounted for in an as-if pooling of interests. The combination would be accomplished by an acquisition of the net assets of Class A Shares, Class C Shares and Select Class Shares of Market Neutral Fund in exchange for Class A Shares, Class C Shares and Select Class Shares of Research Market Neutral Fund, respectively, at net asset value. The Pro Forma Combined Statement of Assets and Liabilities statements have been prepared as though the combination had been effective on October 31, 2014. The unaudited Pro Forma Combined Statement of Operations reflects the results of the Funds for the twelve months ended October 31, 2014, as if the reorganization occurred on November 1, 2013. These Pro Forma Combined statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations for pre-combination periods of Research Market Neutral Fund will not be restated. The fiscal year end is October 31 for Market Neutral Fund and Research Market Neutral Fund.

The Pro Forma Combined statements should be read in conjunction with the historical financial statements of each Fund, which have been incorporated by reference from their respective Statement of Additional Information.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by Market Neutral Fund and Research Market Neutral Fund in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing

19

the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2—  Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 —  Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Combined Schedules of Portfolio Investments (“CSOI”) (amount in thousands):

Market Neutral Fund

	Level 1 Quoted Prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$110,395	$—	$—	$110,395

Total Liabilities for Securities sold Short (a)	$107,207	$—	$—	$107,207

Depreciation in Other Financial Instruments
Futures Contracts	$(26)	$—	$—	$(26)

Research Market Neutral Fund

	Level 1 Quoted Prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$675,023	$1,060	$—	$676,083

Total Liabilities for Securities sold Short (a)	$655,396	$—	$—	$655,396

Depreciation in Other Financial Instruments
Futures Contracts	$(218)	$—	$—	$(218)

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Combined Pro Forma Fund

	Level 1 Quoted Prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$785,418	$1,060	$—	$786,478

Total Liabilities for Securities sold Short (a)	$762,603	$—	$—	$762,603

Depreciation in Other Financial Instruments
Futures Contracts	$(244)	$—	$—	$(244)

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the CSOI. Please refer to the CSOI for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the CSOI. Level 2 consists of a U.S. Treasury Bill that is held for futures contracts collateral. Please refer to the CSOI for industry specifics of portfolio holdings.

There were no transfers among any Levels during the 12 months period ended October 31, 2014.

B. Futures Contracts — The Funds use index futures contracts to more effectively manage the long and short equity exposures in the respective portfolios.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Pro Forma Combined Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Pro Forma Combined Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the CSOI and cash deposited is recorded on the Pro Forma Combined Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Pro Forma Combined Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Pro Forma Combined Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements.

C. Short Sales — The Funds engage in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Pro Forma Combined Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the CSOI. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of

21

the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short on the Pro Forma Combined Statement of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Pro Forma Combined Statement of Operations as Dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Pro Forma Combined Statement of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) on the Pro Forma Combined Statement of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

As of October 31, 2014, the Funds had outstanding short sales as listed on the CSOI.

D. Shares of Beneficial Interest — The Pro Forma net asset value per share assumes the issuance of 1,844 Class A Shares, 1,351 Class C Shares and 4,377 Select Class Shares of Research Market Neutral Fund in exchange for 1,897 Class A Shares, 1,374 Class C Shares and 4,563 Select Class Shares of Market Neutral Fund, respectively (shares in thousands).

E. Federal Income Taxes — Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, Research Market Neutral Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

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